UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:  BlackRock Global Allocation Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2018

Date of reporting period: 10/31/2018

Item 1 – Report to Stockholders

OCTOBER 31, 2018

ANNUAL REPORT

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended October 31, 2018, ongoing strength in corporate profits drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

In international markets, the rising value of the U.S. dollar limited U.S. investors’ returns for the reporting period. When the U.S. dollar appreciates relative to foreign currencies, the value of international investments declines in U.S. dollar terms. Volatility rose in emerging market stocks, which are relatively sensitive to changes in the U.S. dollar. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to negative performance for European equities.

In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased. This led to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession. However, given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. We believe the Fed is likely to continue to raise interest rates in the coming year. By our estimation, the Fed’s neutral interest rate, or the theoretical rate that is neither stimulative nor restrictive to the economy, is approximately 3.0%. With that perspective, the Fed’s current policy is still mildly stimulative to the U.S. economy, which leaves room for further Fed rate hikes to arrive at monetary policy that is a neutral factor for economic growth.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as several inflation measures and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0% per year.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.40%	7.35%
U.S. small cap equities (Russell 2000® Index)	(1.37)	1.85
International equities (MSCI Europe, Australasia, Far East Index)	(9.92)	(6.85)
Emerging market equities (MSCI Emerging Markets Index)	(16.53)	(12.52)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.99	1.68
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.60)	(4.37)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.19)	(2.05)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.45	(0.31)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.14	0.98
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2018	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended October 31, 2018, the Fund underperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), ICE BofAML Current 5-Year U.S. Treasury Index (24%), and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities) and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Within equities, an overweight allocation to Asia and Europe and an underweight allocation to the United States detracted from the Fund’s performance. From a sector perspective, stock selection in consumer discretionary, materials, energy, and information technology (“IT”) weighed negatively on returns. Within fixed income, an overweight allocation to select emerging market government bonds negatively affected performance. Currency exposure to the Indian rupee and the Brazilian real also detracted from performance, as did holdings of commodity-related securities, especially gold.

Underweight exposure to industrials as well as stock selection in utilities positively contributed to performance within equities. Underweight currency exposure to the euro and the Australian dollar were also notable contributors. Within fixed income, exposure to high yield credit and an underweight allocation to Italian sovereign debt were also additive. Exposure to cash and cash equivalents also contributed to relative performance.

The Fund uses derivatives, which may include options, futures, swaps, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from its performance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s overall equity allocation decreased from 62% to 60% of net assets. Within equities, the Fund increased exposure to the United States and Asia, and decreased exposure to Europe. From a sector perspective, the Fund increased exposure to health care, communication services, consumer staples, and energy, and it reduced exposure to industrials, consumer discretionary, financials, IT, utilities, and materials.

The Fund’s allocation to fixed income remained essentially unchanged during the period at 31% of net assets. Within fixed income, the Fund decreased exposure to government debt, notably in Brazil, Australia, and Poland, and increased exposure to corporate bonds.

The Fund’s exposure to commodity-related securities decreased from 4% to 1% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and commodity-related asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings increased from 3% to 8% of net assets. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period with a relatively neutral allocation to equities, underweight exposure to fixed income, and an overweight position in commodity-related securities and cash and cash equivalents. Within the equity segment, the Fund was overweight in Asia while being underweight in Europe and the United States. Within Asia, the Fund was overweight Japan, China, and India, while having an underweight allocation to Australia. From a sector perspective, the Fund had overweight allocations to communication services, financials, energy, IT, and consumer discretionary, while being underweight in materials, industrials, real estate, consumer staples, healthcare, and utilities.

Within fixed income, the Fund was underweight in developed European sovereign debt, U.S. Treasuries, and Japanese government bonds, and overweight in government bonds in Mexico and Argentina. In addition, the Fund had overweight allocations to corporate debt.

With respect to currency exposure, the Fund was overweight in the U.S. dollar, Indian rupee, and Hong Kong dollar, and was underweight in the euro, British pound sterling, and Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2018 (continued)	BlackRock Global Allocation Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,620 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended October 31, 2018

		Average Annual Total Returns (a)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.76)%	(2.94)%	N/A	3.29%	N/A	6.84%	N/A
Investor A	(3.91)	(3.24)	(8.32)%	3.00	1.89%	6.55	5.98%
Investor C	(4.27)	(3.95)	(4.86)	2.24	2.24	5.75	5.75
Class K	(3.77)	(2.91)	N/A	3.32	N/A	6.86	N/A
Class R	(4.12)	(3.56)	N/A	2.66	N/A	6.19	N/A
FTSE World Index	(3.04)	0.73	N/A	6.95	N/A	10.48	N/A
Reference Benchmark	(2.16)	0.27	N/A	4.73	N/A	7.75	N/A
U.S. Stocks: S&P 500® Index(b)	3.40	7.35	N/A	11.34	N/A	13.24	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(c)	(10.37)	(6.94)	N/A	2.26	N/A	7.52	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(d)	(6.26)	(2.26)	N/A	(0.76)	N/A	2.11	N/A
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(e)	0.59	(1.71)	N/A	0.59	N/A	2.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(c)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(d)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(e)	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2018 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	10/31/2018	10/31/2017
US Equities	35%	31%	35%
European Equities	8	16	13
Asia Pacific Equities	15	14	9
Other Equities	2	1	3
Total Equities	60	62	60

US Dollar Denominated Fixed Income Securities	28	22	24

U.S. Issuers	26	19	—
Non-U.S. Issuers	2	3	—
Non-U.S. Dollar Denominated Fixed Income Securities	3	9	16

Total Fixed Income Securities	31	31	40

Commodity-Related	1	4	—

Cash & Short-Term Securities	8	3	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country	Long	Short	Total
United States	65%	1%	66%
Japan	10	0	10
United Kingdom	3	0	3
France	3	0	3
Germany	2	0	2
China	2	0	2
Canada	1	0	1
Netherlands	1	0	1
Switzerland	1	0	1
India	1	0	1
Mexico	1	0	1
Italy	1	0	1
Taiwan	1	0	1
Australia	1	0	1
Argentina	1	0	1
Hong Kong	1	0	1
South Korea	1	0	1
Brazil	1	0	1
Singapore	1	0	1
Other(b)	1	0	1

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments (a)
Apple, Inc.	2%
Microsoft Corp.	2
Alphabet, Inc.	2
Comcast Corp.	2
CVS Health Corp.	1
Johnson & Johnson	1
Amazon.com, Inc.	1
Charter Communications, Inc.	1
iShares Gold Trust	1
Wells Fargo & Co.	1

(a)	Excludes short-term securities, options purchased, options written and investments sold short.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the June 8, 2016 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of its expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

ABOUT FUND PERFORMANCE	7

Disclosure of Expenses	BlackRock Global Allocation Fund, Inc.

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2018 and held through October 31, 2018), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (5/01/18)	Ending Account Value (10/31/18)	Including Dividend Expense and Broker Fees and Expenses on Short Sales (a)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales (b)	Beginning Account Value (5/01/18)	Ending Account Value (10/31/18)	Expenses Paid During the Period (a)	Ending Account Value (10/31/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$962.40	$3.96	$3.86	$1,000.00	$1,021.17	$4.08	$1,021.27	$3.97
Investor A	1,000.00	960.90	5.34	5.24	1,000.00	1,019.76	5.50	1,019.86	5.40
Investor C	1,000.00	957.30	8.98	8.88	1,000.00	1,016.03	9.25	1,016.13	9.15
Class K	1,000.00	962.30	3.66	3.51	1,000.00	1,021.47	3.77	1,021.47	3.51
Class R	1,000.00	958.80	6.96	6.86	1,000.00	1,018.10	7.17	1,018.20	7.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.80% for Institutional, 1.08% for Investor A, 1.82% for Investor C, 0.74% for Class K and 1.41% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.78% for Institutional, 1.06% for Investor A, 1.80% for Investor C, 0.71% for Class K and 1.39% for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 63.6%

Australia — 0.1%
AGL Energy Ltd.	221,326	$2,826,432
BHP Billiton Ltd.	5,313	122,590
Newcrest Mining Ltd.	12,486	182,773
Quintis Ltd. (Acquired 10/22/18, Cost $22,839,011)(a)(b)(v)	45,776,155	20,422,325
Rio Tinto Ltd.	28,824	1,568,380
Stockland	453,464	1,160,012
Wesfarmers Ltd.	19,201	635,893
Woolworths Group Ltd.	88,254	1,781,266

		28,699,671
Belgium — 0.3%
Anheuser-Busch InBev SA	1,064,254	78,713,621

Brazil — 0.7%
Azul SA — ADR(c)(d)	4,778,909	116,509,801
Banco do Brasil SA	191,419	2,198,888
Banco Santander Brasil SA	46,843	531,177
Centrais Eletricas Brasileiras SA(c)	40,506	255,781
Hapvida Participacoes e Investimentos SA(c)(e)	4,865,926	33,315,543
Itau Unibanco Holding SA, Preference Shares	1,162,771	15,388,008
Notre Dame Intermedica Participacoes SA(c)	5,890,661	38,194,720
Suzano Papel e Celulose SA	86,864	883,462
TIM Participacoes SA	105,146	327,460
Vale SA	1	13

		207,604,853
Canada — 1.3%
Canadian Natural Resources Ltd.	45,014	1,235,068
Canadian Pacific Railway Ltd.	4,504	923,654
Enbridge, Inc.	3,125,568	97,391,317
Encana Corp.	10,217,638	104,628,613
Goldcorp, Inc.	7,686	69,419
Husky Energy, Inc.	137,977	1,950,512
Imperial Oil Ltd.	52,507	1,640,084
Manulife Financial Corp.	181,440	2,857,117
Nutrien Ltd.	56,085	2,969,018
Rogers Communications, Inc., Class B	25,458	1,310,948
Suncor Energy, Inc.	2,503,471	83,978,335
Teck Resources Ltd., Class B	34,789	719,062
TransCanada Corp.	2,852,531	107,561,730

		407,234,877
China — 1.5%
Agile Group Holdings Ltd.	982,000	1,128,264
Agricultural Bank of China Ltd., Class H	1,789,000	787,482
Alibaba Group Holding Ltd. — ADR(d)	781,480	111,188,974
Angang Steel Co. Ltd., Class H	844,000	721,752
Anhui Conch Cement Co. Ltd., Class H	179,000	927,782
BAIC Motor Corp. Ltd., Class H(e)	133,000	75,082
Baidu, Inc. — ADR(c)	1,972	374,798
Bank of China Ltd., Class H	574,000	244,548
Beijing Capital International Airport Co. Ltd., Class H	14,102,000	15,309,800
China CITIC Bank Corp. Ltd., Class H	1,976,000	1,224,792
China Communications Construction Co. Ltd., Class H	194,000	177,880
China Construction Bank Corp., Class H	940,000	745,934
China Mobile Ltd.	284,000	2,660,477
China National Building Material Co. Ltd., Class H	708,000	509,027
China Petroleum & Chemical Corp., Class H	5,294,000	4,312,364
China Resources Cement Holdings Ltd.	2,702,000	2,398,506
China Resources Gas Group Ltd.	278,000	1,065,560
China Shenhua Energy Co. Ltd., Class H	938,500	2,123,308
CLP Holdings Ltd.	1,423,000	15,945,323
CNOOC Ltd.	2,565,000	4,368,141
Country Garden Holdings Co. Ltd.	625,000	672,599

Security	Shares	Value
China (continued)
Country Garden Services Holdings Co., Ltd.(c)	493,298	$643,153
Dongfeng Motor Group Co. Ltd., Class H	468,000	462,436
Fosun International Ltd.	1,547,500	2,270,397
Guangzhou Automobile Group Co. Ltd., Class H	1,096,800	1,111,655
Industrial & Commercial Bank of China Ltd., Class H	5,912,000	4,011,130
Jiangsu Expressway Co. Ltd., Class H	212,000	284,395
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	405,816	5,171,190
Kweichow Moutai Co. Ltd., Class A	209,408	16,473,765
Luzhou Laojiao Co., Ltd., Class A	1,099,382	6,027,904
Meituan Dianping, Class B(c)	4,474,808	28,930,657
New Oriental Education & Technology Group, Inc. — ADR(c)	26,105	1,527,404
PetroChina Co. Ltd., Class H	116,000	83,407
Ping An Healthcare and Technology Co. Ltd.(c)(e)	2,364,700	11,382,805
Ping An Healthcare and Technology Co. Ltd., (Aquired 05/03/18, Cost $42,661,343)(b)(c)(e)	6,048,342	28,968,619
Ping An Insurance Group Co. of China Ltd., Class H	41,500	392,342
SINA Corp.(c)	60,732	3,844,943
Sinopec Shanghai Petrochemical Co. Ltd., Class H	2,020,000	887,676
Tencent Holdings Ltd.	4,540,700	155,604,616
Tingyi Cayman Islands Holding Corp.	444,000	657,852
Want Want China Holdings Ltd.	14,563,000	10,418,649
Wuliangye Yibin Co. Ltd., Class A	767,166	5,325,005
Yanzhou Coal Mining Co. Ltd., Class H	576,000	547,823
Yum China Holdings, Inc.	27,968	1,009,085
Zhejiang Expressway Co. Ltd., Class H	1,022,000	859,388
Zijin Mining Group Co. Ltd., Class H	986,000	368,826

		454,227,515
Czech Republic — 0.0%
CEZ AS	559,157	13,304,350

Denmark — 0.1%
Carlsberg A/S, Class B	44,328	4,890,113
Danske Bank A/S	110,434	2,113,555
Novo Nordisk A/S, Class B	458,709	19,810,062

		26,813,730
Finland — 0.0%
Nokia OYJ	446,314	2,521,042

France — 2.7%
AXA SA	2,570,192	64,323,357
BNP Paribas SA	17,017	886,825
Cie de Saint-Gobain	123,244	4,642,778
Cie Generale des Etablissements Michelin SCA	29,182	2,987,494
Danone SA	3,249,392	230,100,346
Dassault Aviation SA	35,339	58,639,160
Eiffage SA	265,607	25,939,694
Engie SA	170,006	2,258,903
Eutelsat Communications SA	725,468	14,694,056
Kering SA	12,792	5,685,896
Publicis Groupe SA	51,103	2,958,195
Safran SA	1,213,699	156,843,724
Sanofi	235,154	21,013,496
Societe Generale SA	128,934	4,726,429
Sodexo SA	1,656,121	169,051,694
TOTAL SA — ADR	47,392	2,777,171
Unibail-Rodamco-Westfield	354,365	64,125,534

		831,654,752
Germany — 1.5%
adidas AG	998	234,693
Allianz SE, Registered Shares	27,595	5,748,586
Bayer AG, Registered Shares	1,856,544	142,308,605
Evonik Industries AG	159,179	4,924,326

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
Fraport AG Frankfurt Airport Services Worldwide	221,722	$17,122,607
Fresenius SE & Co. KGaA	2,983,183	189,598,553
Knorr-Bremse AG(c)	1,078,575	97,731,868
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	6,638	1,425,746
SAP SE	26,617	2,849,974
Vonovia SE	166,270	7,597,954

		469,542,912
Hong Kong — 0.8%
Beijing Enterprises Holdings Ltd.	287,500	1,558,813
China Resources Beer Holdings Co. Ltd.	278,000	968,725
CITIC Ltd.	1,658,000	2,491,160
CK Asset Holdings Ltd.	61,000	396,972
CK Infrastructure Holdings Ltd.	1,782,500	13,045,453
Galaxy Entertainment Group Ltd.	208,000	1,129,259
Hang Lung Properties Ltd.	7,519,000	13,629,479
HKT Trust & HKT Ltd.(f)	6,618,000	9,127,335
Hong Kong Exchanges & Clearing Ltd.	8,100	215,677
Hongkong Land Holdings Ltd.	336,700	1,993,924
I-CABLE Communications Ltd.(c)(d)	1,370,132	23,632
Jardine Matheson Holdings Ltd.	274,600	15,856,341
Link REIT	1,502,000	13,348,406
Nine Dragons Paper Holdings Ltd.	228,000	218,353
Power Assets Holdings Ltd.	549,000	3,666,174
Sino Land Co. Ltd.	4,610,000	7,242,325
Sun Hung Kai Properties Ltd.	10,522,166	136,747,953
Swire Pacific Ltd., Class A	972,500	10,102,996
WH Group Ltd.(e)	4,673,500	3,282,033
Wharf Real Estate Investment Co. Ltd.	1,566,000	9,731,328

		244,776,338
India — 1.2%
Coal India Ltd.	3,374,601	12,162,320
HCL Technologies Ltd.	68,132	974,018
Hero MotoCorp Ltd.	209,871	7,835,291
Hindustan Petroleum Corp. Ltd.	1,172,275	3,567,398
Hindustan Unilever Ltd.	7,040	154,560
Housing Development Finance Corp. Ltd.	3,530,895	84,471,467
Indian Oil Corp. Ltd.	148,716	279,030
Infosys Ltd.	122,835	1,135,125
JSW Steel Ltd.	162,737	747,146
Kotak Mahindra Bank Ltd.	2,327,193	35,216,615
Maruti Suzuki India Ltd.	345,899	30,950,640
Oil & Natural Gas Corp. Ltd.	3,580,512	7,416,852
Reliance Industries Ltd.	10,923,151	156,815,758
State Bank of India(c)	7,722,007	29,387,043
Tata Consultancy Services Ltd.	49,663	1,301,937
Tata Steel Ltd.	8,039	60,280

		372,475,480
Indonesia — 0.0%
Bank Central Asia Tbk PT	6,041,400	9,406,826
Siloam International Hospitals Tbk PT(c)	1	—

		9,406,826
Ireland — 0.1%
Accenture PLC, Class A	42,648	6,722,178
Medtronic PLC	107,088	9,618,644

		16,340,822
Italy — 0.9%
Enel SpA	13,347,330	65,442,818
Eni SpA	169,929	3,017,897
Luxottica Group SpA	1,646,322	103,394,370
RAI Way SpA(e)	6,704,564	34,742,215
Snam SpA	6,139,440	25,383,862

Security	Shares	Value
Italy (continued)
Telecom Italia SpA(c)	48,625,036	$28,598,990
Telecom Italia SpA, Non-Convertible Savings Shares	2,351,862	1,188,157
UniCredit SpA	63,370	810,195

		262,578,504
Japan — 8.3%
Aeon Co. Ltd.	10,000	229,521
Ajinomoto Co., Inc.	6,421,600	103,743,824
Alfresa Holdings Corp.	343,100	9,151,049
Alpine Electronics, Inc.	256,500	4,353,710
Asahi Kasei Corp.	4,105,600	49,260,832
Astellas Pharma, Inc.	6,258,650	96,697,352
Bridgestone Corp.	486,300	18,751,376
Canon Marketing Japan, Inc.	303,300	5,739,354
Daicel Corp.	1,239,200	13,109,515
Daikin Industries Ltd.	449,600	52,113,986
Daiwa House Industry Co. Ltd.	28,100	848,460
Denso Corp.	3,226,180	143,906,114
Dowa Holdings Co. Ltd.	174,400	5,075,603
East Japan Railway Co.	1,832,873	160,078,863
Eisai Co. Ltd.	39,400	3,281,246
Exedy Corp.	210,000	5,172,457
Fujitsu Ltd.	27,600	1,679,139
GS Yuasa Corp.	407,100	8,356,621
Hino Motors Ltd.	592,100	5,667,747
Hitachi Chemical Co. Ltd.	451,100	7,110,251
Hitachi Ltd.	174,100	5,322,271
Hoya Corp.	1,741,117	98,505,018
Japan Airlines Co. Ltd.	4,848,300	172,071,734
Japan Aviation Electronics Industry Ltd.	586,200	7,762,431
JFE Holdings, Inc.	35,400	665,222
Kajima Corp.	63,000	811,221
Kamigumi Co. Ltd.	309,600	6,388,485
KDDI Corp.	446,000	10,793,127
Keyence Corp.	22,200	10,845,133
Kinden Corp.	1,194,900	19,158,815
Koito Manufacturing Co. Ltd.	1,534,500	73,051,558
Kuraray Co. Ltd.	451,400	6,200,211
Kyowa Hakko Kirin Co. Ltd.	58,700	1,136,834
Kyudenko Corp.	168,300	6,123,352
Mabuchi Motor Co. Ltd.	323,700	11,514,433
Maeda Road Construction Co. Ltd.	305,000	5,555,247
Medipal Holdings Corp.	395,800	8,472,528
Mitsubishi Electric Corp.	13,062,500	165,363,811
Mitsubishi Estate Co. Ltd.	390,000	6,232,902
Mitsubishi Heavy Industries Ltd.	63,300	2,231,434
Mitsubishi Tanabe Pharma Corp.	18,400	271,785
Mitsubishi UFJ Financial Group, Inc.	84,400	510,830
Mitsui & Co. Ltd.	16,300	272,350
Mitsui Fudosan Co. Ltd.	71,300	1,605,835
Murata Manufacturing Co. Ltd.	915,140	142,428,011
Nexon Co. Ltd.(c)	26,300	300,011
Nichias Corp.	342,700	7,467,495
Nintendo Co. Ltd.	2,800	874,168
Nippo Corp.	282,400	4,630,006
Nippon Telegraph & Telephone Corp.	231,000	9,526,116
Nippon Television Holdings, Inc.	746,000	11,902,575
Nitto Denko Corp.	2,423,800	151,427,119
Okumura Corp.	378,024	11,930,519
Ono Pharmaceutical Co. Ltd.	22,100	501,529
Oracle Corp. Japan	28,000	1,895,292
Otsuka Holdings Co. Ltd.	24,100	1,152,653
Panasonic Corp.	270,300	2,900,710
Rohm Co. Ltd.	909,900	63,969,857
Seino Holdings Co Ltd.	438,000	6,065,582

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Seven & i Holdings Co. Ltd.	144,400	$6,252,517
Shimamura Co. Ltd.	63,700	5,358,095
Shin-Etsu Chemical Co. Ltd.	1,513,440	126,463,795
Shiseido Co. Ltd.	28,700	1,810,840
Sony Corp.	33,000	1,785,852
Stanley Electric Co. Ltd.	201,300	5,954,517
Subaru Corp.	6,426,090	173,341,740
Sumitomo Chemical Co. Ltd.	451,000	2,259,234
Sumitomo Mitsui Financial Group, Inc.	2,400	93,444
Suzuken Co. Ltd.	169,900	8,599,552
Suzuki Motor Corp.	2,928,008	146,010,138
Taisei Corp.	37,100	1,586,710
Takeda Pharmaceutical Co. Ltd.	438,800	18,192,438
Toagosei Co. Ltd.	652,800	6,703,116
Toda Corp.	1,524,100	10,255,943
Tokyo Gas Co. Ltd.	4,266,857	104,934,400
Tokyo Steel Manufacturing Co. Ltd.	1,565,100	12,340,162
Toray Industries, Inc.	7,056,800	50,055,941
Toshiba Corp.(c)	159,900	4,792,612
Toyota Industries Corp.	1,690,880	83,059,637
TV Asahi Holdings Corp.	542,700	10,131,600
Ube Industries Ltd.	2,264,550	49,327,927
Unicharm Corp.	40,300	1,093,288
Yamato Kogyo Co. Ltd.	239,200	6,303,832

		2,568,872,560
Macau — 0.0%
Sands China Ltd.	35,200	139,199

Malaysia — 0.0%
Malaysia Airports Holdings Bhd	2,585,600	5,139,365

Mexico — 0.0%
America Movil SAB de CV, Series L	141,069	102,156
Cemex SAB de CV(c)	1,221,922	609,961

		712,117
Netherlands — 1.0%
ABN AMRO Group NV CVA(e)	2,261,902	55,478,994
Koninklijke Ahold Delhaize NV	5,431	124,318
Koninklijke Philips NV	7,202,227	268,613,068

		324,216,380
Norway — 0.0%
Equinor ASA	26,982	697,924

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	16,612	399,475
Polskie Gornictwo Naftowe i Gazownictwo SA(c)	356,604	581,721

		981,196
Portugal — 0.1%
Jeronimo Martins SGPS SA	560,798	6,883,221
NOS SGPS SA	4,228,375	23,716,558

		30,599,779
Singapore — 0.5%
CapitaLand Ltd.	58,248,900	132,311,568
ComfortDelGro Corp. Ltd.	6,191,300	10,081,054
Genting Singapore Ltd.	3,408,900	2,169,305
Singapore Telecommunications Ltd.	5,253,000	11,998,900
United Overseas Bank Ltd.	176,000	3,111,765

		159,672,592
South Africa — 0.0%
Aspen Pharmacare Holdings Ltd.	72,139	762,869
Kumba Iron Ore Ltd.	4,491	88,054
MTN Group Ltd.	67,013	389,140
Old Mutual Ltd.	985,505	1,515,138

Security	Shares	Value
South Africa (continued)
Tiger Brands Ltd.	6,635	$118,844

		2,874,045
South Korea — 0.7%
Coway Co. Ltd.	134,490	8,299,190
Doosan Bobcat, Inc.	1,366,590	42,382,527
E-MART Inc.	3,327	598,519
Hana Financial Group, Inc.	69,025	2,325,150
Industrial Bank of Korea	110,162	1,438,550
KB Financial Group, Inc.	27,124	1,129,557
KT&G Corp.	952,401	84,926,790
LG Chem Ltd.	47,021	14,368,470
Lotte Chemical Corp.	453	104,662
NCSoft Corp.	25,623	9,684,392
POSCO	67,143	15,368,556
S-Oil Corp.	95,724	10,445,622
Samsung Electronics Co. Ltd.	127,210	4,762,207
Samsung SDS Co. Ltd.	4,848	824,661
Shinhan Financial Group Co. Ltd.	111,177	4,140,877
SK Innovation Co. Ltd.	1,525	286,197
SK Telecom Co. Ltd.	54,460	12,795,945
Woori Bank	94,723	1,312,480

		215,194,352
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	831,692	4,590,184
CaixaBank SA	146,328	592,147
Cellnex Telecom SAU(e)	4,031,258	100,282,719
Telefonica SA	131,433	1,078,153

		106,543,203
Sweden — 0.0%
Sandvik AB	113,537	1,794,883
Telefonaktiebolaget LM Ericsson, Class B	283,110	2,464,970

		4,259,853
Switzerland — 1.3%
Chubb Ltd.	889,359	111,089,833
Cie Financiere Richemont SA, Registered Shares	30,064	2,197,395
Garrett Motion, Inc.(c)	1	9
Nestle SA, Registered Shares	3,278,861	276,811,554
Novartis AG, Registered Shares	27,453	2,404,122
Roche Holding AG	18,214	4,432,603
Swatch Group AG, Registered Shares	8,144	543,618
Swiss Re AG	28,967	2,613,771

		400,092,905
Taiwan — 0.8%
Cathay Financial Holding Co. Ltd.	8,773,000	13,928,651
Cheng Shin Rubber Industry Co. Ltd.	4,273,672	6,029,489
Chunghwa Telecom Co. Ltd.	20,530,000	72,515,057
Far EasTone Telecommunications Co. Ltd.	12,342,000	29,410,770
Formosa Chemicals & Fibre Corp.	2,807,000	10,186,761
Formosa Petrochemical Corp.	2,237,000	8,831,175
Formosa Plastics Corp.	3,265,000	10,676,817
Fubon Financial Holding Co. Ltd.	10,429,000	16,362,104
Hon Hai Precision Industry Co. Ltd.	4,512,760	11,487,449
MediaTek, Inc.	97,000	716,504
Nan Ya Plastics Corp.	4,098,000	10,208,150
Nanya Technology Corp.	629,000	1,050,274
Taiwan Cooperative Financial Holding Co. Ltd.	4,350	2,450
Taiwan Mobile Co. Ltd.	10,048,000	35,904,590
Taiwan Semiconductor Manufacturing Co. Ltd.	2,363,000	17,739,944
Uni-President Enterprises Corp.	6,592,000	15,978,035
Yageo Corp.	67,000	687,026

		261,715,246

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Thailand — 0.2%
Advanced Info Service PCL, Foreign Registered Shares	2,776,300	$16,461,873
Intouch Holdings PCL, Class F	7,124,600	11,283,303
PTT Global Chemical PCL, Foreign Registered Shares	6,145,200	14,320,262
Siam Cement PCL, Foreign Registered Shares	905,700	11,413,529
Thai Oil PCL, Foreign Registered Shares — NVDR	3,988,300	10,196,333

		63,675,300
Turkey — 0.0%
Eregli Demir ve Celik Fabrikalari TAS	37,270	60,482
Haci Omer Sabanci Holding AS	85,508	109,070
Turk Hava Yollari AO(c)	475,375	1,197,415
Turkiye Is Bankasi AS, Class C	724,179	518,294
Turkiye Vakiflar Bankasi Tao, Class D	376,663	231,095

		2,116,356
United Arab Emirates — 0.5%
NMC Health PLC	3,376,810	152,258,863

United Kingdom — 2.7%
Anglo American PLC	76,562	1,634,092
Barclays PLC	1,196,193	2,635,579
Berkeley Group Holdings PLC	117,596	5,255,750
GlaxoSmithKline PLC	291,524	5,646,166
GW Pharmaceuticals PLC — ADR(c)	122,199	16,801,140
HSBC Holdings PLC	13,261,996	109,140,964
Liberty Global PLC, Class A(c)	2,742,286	70,284,790
Liberty Global PLC, Class C(c)	91,026	2,279,291
National Grid PLC	522,262	5,517,197
Royal Dutch Shell PLC — ADR, Class A	1,927,556	121,802,264
Royal Dutch Shell PLC, Class A	8,697,956	276,267,980
Royal Dutch Shell PLC, Class B	112,915	3,682,488
SSE PLC	70,629	1,029,448
Vodafone Group PLC	109,052,226	205,076,868

		827,054,017
United States — 36.0%
AbbVie, Inc.	110,598	8,610,054
Adobe, Inc.(c)	47,404	11,650,007
AES Corp.	143,662	2,094,592
Aetna, Inc.	56,052	11,120,717
Agilent Technologies, Inc.	13,727	889,372
Air Products & Chemicals, Inc.	1,294,457	199,799,438
Allergan PLC	14,563	2,301,100
Alliance Data Systems Corp.	7,995	1,648,409
Ally Financial, Inc.	56,785	1,442,907
Alphabet, Inc., Class A(c)	3,802	4,146,385
Alphabet, Inc., Class C(c)	448,706	483,153,160
Altria Group, Inc.	3,166,497	205,948,965
Amazon.com, Inc.(c)	217,938	348,267,103
Amdocs Ltd.	27,057	1,711,896
American Airlines Group, Inc.	2,778	97,452
American International Group, Inc.	14,428	595,732
American Tower Corp.	51,204	7,978,095
Ameriprise Financial, Inc.	33,336	4,241,673
Amgen, Inc.	61,725	11,899,963
Anadarko Petroleum Corp.	4,145,298	220,529,854
Anthem, Inc.	1,155,422	318,399,641
Apple, Inc.	2,658,700	581,883,082
Archer-Daniels-Midland Co.	98,703	4,663,717
AT&T, Inc.	887,349	27,223,867
Automatic Data Processing, Inc.	13,268	1,911,653
Bank of America Corp.	9,968,474	274,133,035
Bank of New York Mellon Corp.	55,593	2,631,217
Baxter International, Inc.	448,781	28,053,300

Security	Shares	Value
United States (continued)
Berkshire Hathaway, Inc., Class B(c)	82,442	$16,923,694
Biogen, Inc.(c)	246,436	74,983,082
Boeing Co.	40,716	14,448,480
Booking Holdings, Inc.(c)	1,239	2,322,605
Bristol-Myers Squibb Co.	113,346	5,728,507
C.H. Robinson Worldwide, Inc.	53,119	4,729,185
Capital One Financial Corp.	32,443	2,897,160
Carnival Corp.	1,645	92,186
Caterpillar, Inc.	29,934	3,631,593
CenterPoint Energy, Inc.	46,993	1,269,281
Charles Schwab Corp.	4,101,055	189,632,783
Charter Communications, Inc., Class A(c)	1,070,222	342,867,022
Chevron Corp.	85,258	9,519,056
Cigna Corp.	24,190	5,172,064
Cisco Systems, Inc.	222,572	10,182,669
Citigroup, Inc.	1,745,091	114,233,657
Cloudera, Inc.(c)	5,132,387	70,621,645
Cognizant Technology Solutions Corp., Class A	75,325	5,199,685
Colgate-Palmolive Co.	766,453	45,642,276
Comcast Corp., Class A(g)	10,035,683	382,760,950
Conagra Brands, Inc.	63,483	2,259,995
ConocoPhillips	38,483	2,689,962
Constellation Brands, Inc., Class A	11,810	2,352,906
Corning, Inc.	86,297	2,757,189
Costco Wholesale Corp.	16,597	3,794,572
CSX Corp.	112,240	7,728,846
CVS Health Corp.	4,863,894	352,097,287
DaVita, Inc.(c)	707,863	47,667,494
Dell Technologies, Inc., Class V(c)	25,383	2,294,369
Delta Air Lines, Inc.	58,091	3,179,320
Discover Financial Services	50,404	3,511,647
Dollar General Corp.	206,023	22,946,842
Domo, Inc., Class B(c)(d)	1,288,241	20,908,151
Domo, Inc., Class B (Acquired 04/01/15, cost $89,772,577),0.00%(b)	709,811	11,341,029
DowDuPont, Inc.	3,475,713	187,410,445
Dropbox, Inc., Class A(c)(d)	4,635,677	108,799,339
Eaton Corp. PLC	67,495	4,837,367
eBay, Inc.(c)	132,251	3,839,247
Edgewell Personal Care Co.(c)	1,255,002	60,214,996
Edwards Lifesciences Corp.(c)	14,094	2,080,274
Entergy Corp.	1,375	115,431
Equity Residential(d)	793,801	51,565,313
Exelon Corp.	77,836	3,409,995
Expedia Group, Inc.	9,814	1,230,970
Express Scripts Holding Co.(c)	40,722	3,948,812
Exxon Mobil Corp.	2,952,081	235,221,814
Facebook, Inc., Class A(c)	1,925,808	292,318,396
Fieldwood Energy, Inc.(a)	458,081	21,529,807
Fifth Third Bancorp	115,208	3,109,464
FleetCor Technologies, Inc.(c)	756,569	151,336,497
Fortune Brands Home & Security, Inc.	144,230	6,465,831
General Electric Co.	167,479	1,691,538
General Motors Co.	5,369	196,452
Gilead Sciences, Inc.	2,211,394	150,772,843
Global Payments, Inc.	140,276	16,023,727
Goldman Sachs Group, Inc.	45,793	10,320,368
Halliburton Co.	42,178	1,462,733
Hartford Financial Services Group, Inc.	187,577	8,519,747
HCA Healthcare, Inc.	1,232,072	164,518,574
Helmerich & Payne, Inc.	41,998	2,616,055
Hewlett Packard Enterprise Co.	218,890	3,338,073
Home Depot, Inc.	67,336	11,843,056
HP, Inc.	132,709	3,203,595

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Humana, Inc.	9,250	$2,963,793
Huntsman Corp.	78,513	1,717,864
Illumina, Inc.(c)	8,098	2,519,693
Ingersoll-Rand PLC	24,190	2,320,789
Intel Corp.	217,633	10,202,635
International Business Machines Corp.	82,919	9,571,340
Intuit, Inc.	48,238	10,178,218
Intuitive Surgical, Inc.(c)	4,938	2,573,587
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost $0)(a)(b)	1,518,232	15
Johnson & Johnson	3,131,979	438,445,740
JPMorgan Chase & Co.	705,838	76,950,459
Kinder Morgan, Inc.	77,822	1,324,530
KLA-Tencor Corp.	26,802	2,453,455
Kohl’s Corp.	49,455	3,745,227
Kroger Co.	96,320	2,866,483
Las Vegas Sands Corp.	92,998	4,745,688
Lear Corp.	11,858	1,575,928
Liberty Broadband Corp., Class A(c)	210,903	17,460,659
Liberty Broadband Corp., Class C(c)	881,569	73,108,517
Liberty Media Corp. — Liberty SiriusXM, Class A(c)	747,249	30,816,549
Liberty Media Corp. — Liberty SiriusXM, Class C(c)	1,232,517	50,865,977
Lockheed Martin Corp.	75,585	22,210,652
Lookout, Inc., (Acquired 03/04/15, cost $2,096,082)(a)(b)	183,495	9,175
Lowe’s Cos., Inc.	187,495	17,853,274
Marathon Petroleum Corp.	573,213	40,382,856
Marsh & McLennan Cos., Inc.	2,348,508	199,036,053
Masco Corp.	520,872	15,626,160
Mastercard, Inc., Class A	182,256	36,026,544
McDonald’s Corp.	23,495	4,156,266
McKesson Corp.	19,457	2,427,455
Merck & Co., Inc.	243,404	17,916,968
MetLife, Inc.	99,781	4,109,979
MGM Resorts International	2,744,614	73,226,302
Micron Technology, Inc.(c)	150,447	5,674,861
Microsoft Corp.	4,870,708	520,240,321
Mondelez International, Inc., Class A	232,959	9,779,619
Morgan Stanley	4,333,681	197,875,874
Newmont Mining Corp.	1,910,079	59,059,643
NextEra Energy Partners LP	1,099,862	50,076,717
NextEra Energy, Inc.	1,525,352	263,123,220
NIKE, Inc., Class B	13,835	1,038,178
Norfolk Southern Corp.	21,046	3,532,150
Northrop Grumman Corp.	29,270	7,667,277
NRG Energy, Inc.	59,239	2,143,859
O’Reilly Automotive, Inc.(c)	194,609	62,420,837
Occidental Petroleum Corp.	53,909	3,615,677
Omnicom Group, Inc.	129,138	9,597,536
Oracle Corp.	811,442	39,630,827
Packaging Corp. of America	27,584	2,532,487
Paychex, Inc.	55,338	3,624,086
PayPal Holdings, Inc.(c)	4,908	413,205
PepsiCo, Inc.	127,917	14,375,312
Pfizer, Inc.	6,333,877	272,736,744
Philip Morris International, Inc.	1,611,691	141,941,626
Phillips 66	88,750	9,125,275
Procter & Gamble Co.	2,634,052	233,587,731
Prudential Financial, Inc.	26,372	2,473,166
Pure Storage, Inc., Class A(c)	3,305,833	66,711,710
PVH Corp.	19,718	2,381,737
QUALCOMM, Inc.	1,955,168	122,960,516
Raytheon Co.	180,034	31,513,151
Red Hat, Inc.(c)	418,227	71,784,482

Security		Shares	Value
United States (continued)
Reinsurance Group of America, Inc.		30,184	$4,297,296
Resideo Technologies, Inc.(c)		621	13,069
Rockwell Automation, Inc.		25,313	4,169,810
Ross Stores, Inc.		41,317	4,090,383
Royal Caribbean Cruises Ltd.		19,577	2,050,299
Schlumberger Ltd.		721,782	37,034,634
Sempra Energy		595,123	65,534,945
St. Joe Co.(c)		1,256,050	19,079,400
Starbucks Corp.		3,176,819	185,113,243
State Street Corp.		19,169	1,317,869
Stryker Corp.		62,533	10,144,103
SunTrust Banks, Inc.		1,788,675	112,078,375
Sysco Corp.		40,792	2,909,693
Target Corp.		33,999	2,843,336
Tenet Healthcare Corp.(c)		1,386,141	35,665,408
TESARO, Inc.(c)(d)		395,130	11,411,354
Texas Instruments, Inc.		4,450	413,094
Thermo Fisher Scientific, Inc.		49,969	11,675,257
Travelers Cos., Inc.		103,589	12,962,092
Union Pacific Corp.		16,171	2,364,524
United Continental Holdings, Inc.(c)		1,692,589	144,733,285
United Technologies Corp.		189,657	23,557,296
UnitedHealth Group, Inc.		158,902	41,529,038
Valero Energy Corp.		87,668	7,985,678
VanEck Vectors Gold Miners ETF		1,787,245	33,832,548
VeriSign, Inc.(c)		36,893	5,258,728
Verizon Communications, Inc.		2,027,022	115,722,686
VF Corp.		13,538	1,122,029
Visa, Inc., Class A		123,135	16,974,160
Vistra Energy Corp.(c)		692,087	15,661,929
VMware, Inc., Class A(c)		25,727	3,637,541
Vornado Realty Trust		43,526	2,963,250
Walgreens Boots Alliance, Inc.		3,641	290,443
Walmart, Inc.		247,577	24,827,022
Walt Disney Co.		33,615	3,860,010
Waste Management, Inc.		17,664	1,580,398
Wells Fargo & Co.		5,744,133	305,760,200
Western Digital Corp.		2,366,816	101,938,765
Weyerhaeuser Co.		109,625	2,919,314
Williams Cos., Inc.		10,804,878	262,882,682
Wyndham Destinations, Inc.		54,246	1,946,346
Xcel Energy, Inc.		31,954	1,566,066
Yum! Brands, Inc.		25,988	2,349,575
Zoetis, Inc.		46,176	4,162,766
Zynga, Inc., Class A(c)		16,107,974	58,633,025

			11,169,243,952

Total Common Stocks — 63.6% (Cost — $16,628,983,499)			19,721,954,497

		Par (000)
Corporate Bonds — 4.6%

Australia — 0.5%
Quintis Ltd.(a)(e)(h)v):
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26	USD	75,261	75,260,640
(0.00% Cash), 0.00%, 10/01/28		89,251	89,251,400

			164,512,040
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18(c)(e)(i)		34,232	996,479

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(j)		39,500	395,000

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
France — 0.1%
Danone SA, 2.59%, 11/02/23(e)	USD	25,900	$24,353,957

India — 0.0%
REI Agro Ltd.(a)(i)
5.50%, 11/13/18		46,516	465
5.50%, 11/13/18		8,271	1

			466
Italy — 0.0%
Telecom Italia SpA, 5.30%, 05/30/24(e)		13,754	12,963,145

Japan — 0.2%
Sumitomo Mitsui Financial Group, Inc., 3.94%, 10/16/23		71,855	72,060,400

Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 04/01/21		16,371	16,575,637
8.00%, 02/15/24(e)		6,850	7,166,813

			23,742,450
Mexico — 0.0%
Petroleos Mexicanos, 5.98%, 03/11/22(l)		13,087	13,577,762

Netherlands — 0.3%
Bayer Capital Corp. BV, 5.63%, 11/22/19(e)(k)	EUR	47,400	44,832,926
Bio City Development Co. BV, 8.00%, 07/06/20(a)(e)(i)(j)(v)	USD	140,850	21,831,750
Cooperatieve Rabobank UA, 3.95%, 11/09/22		6,820	6,755,905
ING Groep NV, 4.10%, 10/02/23		34,140	33,911,514

			107,332,095
Singapore — 0.1%
CapitaLand Ltd., 1.95%, 10/17/23(e)(k)	SGD	24,500	17,668,760

Switzerland — 0.1%
UBS Group Funding Switzerland AG, 4.13%, 09/24/25(e)	USD	15,856	15,599,151

United Kingdom — 0.1%
HSBC Holdings PLC (3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(m)		24,121	23,562,056

United States — 3.1%
Allergan Sales LLC, 5.00%, 12/15/21(e)		11,425	11,783,962
Allergan Funding SCS, 3.45%, 03/15/22		24,070	23,670,805
American Express Co., 3.70%, 08/03/23		52,240	51,777,154
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		14,577	14,202,676
4.00%, 04/13/28		24,015	23,079,958
Apple, Inc.:
3.35%, 02/09/27		40,899	39,392,072
3.20%, 05/11/27		40,818	38,803,350
AT&T, Inc., 3.60%, 02/17/23		24,154	23,801,305
AvalonBay Communities, Inc., 3.50%, 11/15/24		4,827	4,761,343
Bank of America Corp.:
(3 mo. LIBOR US + 0.66%), 2.37%, 07/21/21(m)		11,209	10,994,011
3.30%, 01/11/23		24,154	23,613,381
4.00%, 01/22/25		13,001	12,660,870
Becton Dickinson & Co.:
3.13%, 11/08/21		23,580	23,192,875
2.89%, 06/06/22		19,438	18,798,667
3.36%, 06/06/24		10,359	9,898,221
Capital One Financial Corp.:
3.20%, 01/30/23		17,388	16,804,421
3.30%, 10/30/24		7,226	6,816,391
Citigroup, Inc., 2.45%, 01/10/20		23,443	23,226,731

Security		Par (000)	Value
United States (continued)
Comcast Corp.:
3.45%, 10/01/21	USD	18,845	$18,836,020
2.75%, 03/01/23		24,165	23,294,949
3.70%, 04/15/24		46,770	46,581,450
CVS Health Corp., 3.70%, 03/09/23		95,568	94,290,256
eBay, Inc., 2.75%, 01/30/23		13,049	12,485,059
Edgewell Personal Care Co.:
4.70%, 05/19/21		11,149	11,093,255
4.70%, 05/24/22		11,930	11,601,925
Enterprise Products Operating LLC:
3.35%, 03/15/23		12,920	12,650,907
3.90%, 02/15/24		7,242	7,230,583
Gilead Sciences, Inc., 3.25%, 09/01/22		24,150	23,894,976
Goldman Sachs Group, Inc.(3 mo. LIBOR US + 1.05%), 2.91%, 06/05/23(m)		24,150	23,271,011
Halfmoon Parent, Inc.(e):
3.40%, 09/17/21		32,490	32,250,874
3.75%, 07/15/23		27,665	27,423,926
Hughes Satellite Systems Corp., 7.63%, 06/15/21		4,103	4,351,232
Northrop Grumman Corp., 2.55%, 10/15/22		24,150	23,210,090
Philip Morris International, Inc.:
2.50%, 11/02/22		4,439	4,256,861
3.60%, 11/15/23		9,666	9,607,371
QUALCOMM, Inc.:
2.60%, 01/30/23		12,073	11,552,209
2.90%, 05/20/24		14,491	13,749,838
Sempra Energy, 2.88%, 10/01/22		6,521	6,288,295
Sherwin-Williams Co., 2.25%, 05/15/20		4,854	4,771,482
Simon Property Group LP, 2.75%, 06/01/23		9,660	9,285,891
Starbucks Corp., 3.10%, 03/01/23		24,165	23,561,339
UnitedHealth Group, Inc., 3.50%, 06/15/23		24,150	24,110,739
Verizon Communications, Inc., 3.13%, 03/16/22		25,120	24,761,105
Walgreen Co., 3.10%, 09/15/22		23,981	23,338,335
Wells Fargo & Co., 3.07%, 01/24/23		4,831	4,680,864
Wells Fargo Bank N.A, 3.55%, 08/14/23		31,735	31,452,462
Williams Cos., Inc., 3.70%, 01/15/23		12,051	11,826,501

			952,987,998

Total Corporate Bonds — 4.6% (Cost — $1,707,393,878)			1,429,751,759

Floating Rate Loan Interests — 0.2%(n)

United States — 0.2%
Fieldwood Energy LLC :
Exit 1st Lien TL, (1 mo. LIBOR + 5.25% 1.00% Floor), 7.55%, 04/11/22		11,587	11,637,615
Exit 2nd Lien TL, (1 mo. LIBOR + 7.25% 1.00% Floor), 9.55%, 04/11/23		15,642	15,068,667
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%), 4.03%, 10/25/23		47,491	47,520,682

Total Floating Rate Loan Interests — 0.2% (Cost — $74,983,511)			74,226,964

Foreign Agency Obligations — 3.1%

Argentina — 0.8%
Argentine Republic Government International Bond:
3.38%, 01/15/23	EUR	27,192	25,724,580
6.88%, 01/26/27	USD	96,581	80,403,683
5.88%, 01/11/28		116,977	90,072,290
5.25%, 01/15/28	EUR	4,891	4,251,791
7.82%, 12/31/33		55,245	56,506,053

			256,958,397

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Australia — 0.2%
Australia Government Bond, 3.00%, 03/21/47	AUD	99,871	$69,059,955

Canada — 0.2%
Canadian Government Bond, 0.75%, 03/01/21	CAD	78,437	57,444,400

Germany — 0.9%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 02/15/28	EUR	237,166	272,887,637

Mexico — 1.0%
Mexican Bonos:
8.50%, 12/13/18	MXN	22,516	110,772,446
6.50%, 06/10/21		21,624	101,181,452
8.00%, 12/07/23		20,827	99,655,246

			311,609,144

Total Foreign Agency Obligations — 3.1% (Cost — $1,038,417,644)			967,959,533

		Shares
Investment Companies — 1.1%

Grantor Trust — 1.1%
iShares Gold Trust(c)(o)(v)		28,916,741	337,458,367

Total Investment Companies — 1.1% (Cost — $359,807,661)			337,458,367

Preferred Securities

Capital Trusts — 1.0%

Netherlands — 0.1%
ING Groep NV, 6.00%(m)(p)		12,100	12,051,600

United Kingdom — 0.3%
HSBC Holdings PLC, 6.38%(m)(p)		47,115	45,654,435
Lloyds Bank PLC, 13.00%(m)(p)		25,315	54,563,848

			100,218,283
United States — 0.6%
American Express Co., Series C, 4.90%(m)(p)		16,043	15,982,839
Citigroup, Inc.(m)(p)
Series O, 5.88%		54,674	55,425,767
Series Q, 5.95%		22,154	22,514,002
Goldman Sachs Group, Inc., Series M, 5.38%(m)(p)		24,868	25,054,510
Morgan Stanley, Series H, 5.45%(m)(p)		17,551	17,706,853
NBCUniversal Enterprise, Inc., 5.25%(e)(p)		18,674	18,907,425
Prudential Financial, Inc.(m)
5.88%, 09/15/42		13,887	14,449,424
5.63%, 06/15/43		9,225	9,387,360
USB Capital IX, 3.50%(m)(p)		6,431	5,594,970

			185,023,150

Total Capital Trusts — 1.0% (Cost — $290,505,484)			297,293,033

Preferred Stocks — 1.4%

Brazil — 0.0%
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares(c)		76,617	547,632
Petroleo Brasileiro SA, Preference Shares		132,008	979,729

			1,527,361
South Korea — 0.0%
Samsung Electronics Co. Ltd., Preference Shares		73,562	2,320,935

Security		Shares	Value
United States — 1.4%
Grand Rounds, Inc., Series C, (Acquired 03/31/15, cost $27,587,149), 0.00%(a)(b)		9,935,944	$25,932,814
Grand Rounds, Inc., Series D, (Acquired 05/01/18, cost $5,049,088), 0.00%(a)(b)		2,083,258	5,374,806
Lookout, Inc., Series F (Acquired 09/19/14, cost $53,322,391), 0.00%(a)(b)		4,667,944	32,909,005
Palantir Technologies, Inc., Series I (Acquired 03/27/14, cost $58,747,474), 0.00%(a)(b)		9,583,601	51,080,593
Uber Technologies, Inc., Series D (Acquired 06/01/14, cost $90,664,966), 0.00%(a)(b)		5,844,432	285,032,948
Wells Fargo & Co., Series L, 7.50%(k)		10,026	12,752,972
Welltower, Inc., Series I, 6.50%(k)		438,832	27,032,051

			440,115,189

Total Preferred Stocks — 1.4% (Cost — $270,967,291)			443,963,485

Trust Preferreds — 0.5%

China — 0.3%
Mandatory Exchangeable Trust, 5.75%, 06/01/19(e)(k)		471	76,061,126

United States — 0.2%
Citigroup Capital XIII, 8.89%, 10/30/40(m)		1,133	29,986,407
GMAC Capital Trust I, Series 2, 8.10%, 02/15/40(m)		1,198	31,464,837

			61,451,244

Total Trust Preferreds — 0.5% (Cost — $106,128,015)			137,512,370

Total Preferred Securities — 2.9%			878,768,888

		Par (000)
U.S. Treasury Obligations — 21.3%
U.S. Treasury Notes:
2.75%, 08/31/23	USD	1,066,037	1,055,251,404
2.88%, 09/30/23		1,773,213	1,764,000,410
2.88%, 10/31/23(q)		2,142,451	2,131,320,303
3.00%, 09/30/25(q)(r)		682,899	679,671,237
3.13%, 10/31/25		983,625	978,706,875

Total U.S. Treasury Obligations — 21.3% (Cost — $6,614,333,136)			6,608,950,229

Total Long-Term Investments — 96.8% (Cost — $27,091,520,119)			30,019,070,237

Short-Term Securities — 4.3%
Foreign Agency Obligations — 1.6%
Japan Treasury Discount Bill(s):
0.00%, 12/10/18	JPY	18,805,100	166,689,499
0.00%, 01/28/19		18,633,550	165,256,725
0.00%, 02/04/19		18,653,000	165,450,548

Total Foreign Agency Obligations — 1.6% (Cost — $500,589,285)			497,396,772

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Time Deposits — 0.0%

Canada — 0.0%
Brown Brothers Harriman & Co., 0.80%, 11/01/18	CAD	1,253	$951,820

Europe — 0.0%
BNP Paribas S.A., (0.57)%, 11/01/18	EUR	2,058	2,331,448

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.37%, 11/01/18	HKD	49	6,188

Japan — 0.0%
Sumitomo Bank Tokyo, (0.30)%, 11/01/18	JPY	6,394	56,663

South Africa — 0.0%
Brown Brothers Harriman & Co., 4.94%, 11/01/18	ZAR	7,149	484,563

United States — 0.0%
JPMorgan Chase, New York, 2.19%, 11/01/18	USD	1,810	1,809,617

			2,294,180

Total Time Deposits — 0.0% (Cost — $5,640,299)			5,640,299

U.S. Treasury Obligations — 2.5%
U.S. Treasury Bills(s):
2.13% - 2.14%, 11/08/18	USD	390,000	389,840,654
2.18%, 11/23/18		317,000	316,582,771
U.S. Treasury Notes, 1.25%, 12/15/18(o)		78,661	78,570,814

Total U.S. Treasury Obligations — 2.5% (Cost — $785,041,886)			784,994,239

		Shares
Money Market Fund — 0.2%
SL Liquidity Series, LLC, Money Market Series, 2.41%(t)(u)(v)		74,893,844	74,893,844

Total Money Market fund — 0.2% (Cost — $74,886,354)			74,893,844

Total Short-Term Securities — 4.3% (Cost — $1,366,157,824)			1,362,925,154

Options Purchased — 0.4% (Cost — $193,254,524)			116,949,646

Total Investments Before Investments Sold Short and Options Written — 101.5% (Cost — $28,650,932,467)			31,498,945,037

Investments Sold Short — (0.4%)
Common Stocks

France — (0.1%)
Pernod Ricard SA		(107,299)	(16,361,659)

Japan — (0.1%)
Sumco Corp.		(1,665,500)	(22,479,302)
Yaskawa Electric Corp.		(812,100)	(23,472,677)

			(45,951,979)

Security	Shares	Value
United States — (0.2%)
LyondellBasell Industries NV, Class A	(563,802)	$(50,330,605)

Total Investments Sold Short — (0.4)% (Proceeds — $131,394,017)		(112,644,243)

Options Written — (0.7)% (Premiums Received — $198,242,528)		(231,033,481)

Total Investments, Net of Investments Sold Short and Options Written — 100.4% (Cost — $28,321,295,922)		31,155,267,313
Liabilities in Excess of Other Assets — (0.4)%		(130,263,963)

Net Assets — 100.0%		$31,025,003,350

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $461,071,329 and an original cost of $392,740,081, which was 1.49% of its net assets.

(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Zero-coupon bond.
(k)	Convertible security.
(l)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(m)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Variable rate security. Rate shown is the rate in effect as of period end.
(o)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(p)	Perpetual security with no stated maturity date.
(q)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(r)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(s)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(t)	Annualized 7-day yield as of period end.
(u)	Security was purchased with the cash collateral from loaned securities.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

(v)

During the year ended October 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares/ Par Held at 10/31/17	Shares/ Par Purchased	Shares/ Par Sold		Shares/ Par Held at 10/31/18	Value at 10/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	98,212,840	—	(98,212,840	)(b)	—	$—	$463,815		$74	$—
SL Liquidity Series, LLC, Money Market Series	307,218,218	—	(232,324,374	)(b)	74,893,844	74,893,844	1,662,005	(c)	37,310	(16,735)
Bio City Development Co. BV	$140,850,000	—	—		140,850,000	21,831,750	3,599,500		—	(15,028,695)
Platinum Group Metals Ltd.	8,627,632	—	(8,627,632)		—	—	—		(30,416,153)	27,905,647
Quintis Ltd.	—	45,776,155	—		45,776,155	20,422,325	—		—	(2,416,686)
Quintis Ltd.	—	75,260,640	—		75,260,640	75,260,640	—		—	(208,138)
Quintis Ltd.	—	89,251,400	—		89,251,400	89,251,400	141,114		—	(9,701,552)
St. Joe Co.(d)	4,900,721	—	(3,644,671)		1,256,050	N/A	—		(5,871,580)	2,759,551
iShares Gold Trust	20,256,855	8,659,886	—		28,916,741	337,458,367	—		—	(10,410,242)

						$619,118,326	$5,866,434		$(36,250,349)	$(7,116,850)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer an affiliate of the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
DAX Index	193	12/21/18	$62,616	$1,191,088
Short Contracts:
CAC 40 Index	58	11/16/18	3,344	37,007
Yen Denom Nikkei Index	711	12/13/18	68,589	3,723,511
Euro Stoxx 50 Index	28,243	12/21/18	1,021,743	34,292,008
FTSE 100 Index	69	12/21/18	6,272	(155,649)
NASDAQ 100 E-Mini Index	1,818	12/21/18	253,629	19,299,597
S&P 500 E-Mini Index	990	12/21/18	134,199	3,033,961

				60,230,435

				$61,421,523

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,839,508	EUR	5,976,000	UBS AG	11/19/18	$61,921
USD	169,686,814	JPY	18,805,100,000	Goldman Sachs International	12/10/18	2,534,755
SEK	732,225,967	EUR	70,635,000	JPMorgan Chase Bank N.A.	12/21/18	36,644
USD	168,111,264	JPY	18,633,550,000	Morgan Stanley & Co. International PLC	01/28/19	1,706,970
USD	166,754,873	JPY	18,653,000,000	Goldman Sachs International	02/04/19	82,994

						4,423,284

GBP	66,434,000	USD	85,570,712	Bank of America N.A.	11/15/18	(608,101)
GBP	64,099,000	USD	82,174,303	Barclays Bank PLC	11/16/18	(194,379)
GBP	64,142,000	USD	82,965,624	Morgan Stanley & Co. International PLC	11/16/18	(930,705)
USD	83,820,000	BRL	352,427,393	UBS AG	12/06/18	(10,591,000)
ZAR	1,364,779,000	USD	95,192,124	BNP Paribas S.A.	12/14/18	(3,158,537)
SEK	728,962,370	EUR	70,399,000	JPMorgan Chase Bank N.A.	12/21/18	(53,199)
GBP	108,181,000	USD	141,227,710	JPMorgan Chase Bank N.A.	01/11/19	(2,426,413)
EUR	67,289,000	USD	77,326,574	Morgan Stanley & Co. International PLC	01/25/19	(515,738)

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	17,306,207,400	USD	155,850,000	JPMorgan Chase Bank N.A.	01/25/19	$(1,336,655)
USD	51,915,363	AUD	73,394,000	JPMorgan Chase Bank N.A.	01/25/19	(111,735)
JPY	17,261,420,000	USD	154,550,355	Citibank N.A.	01/31/19	(362,450)
NOK	509,009,000	USD	61,412,836	JPMorgan Chase Bank N.A.	02/01/19	(771,905)

						(21,060,817)

	Net Unrealized Depreciation					$(16,637,533)

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Call
5Y - 30Y CMS Index CAP	0.60%	Goldman Sachs International	11/06/18	USD	777,469	$8	$2,384,238	$(2,384,230)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 02/06/24	3-Month LIBOR, 2.56%	Quarterly	3.00%	Semi-annual	Goldman Sachs International	02/04/19	3.00%	USD	966,338	$2,810,091
10-Year Interest Rate Swap, 02/07/29	3-Month LIBOR, 2.56	Quarterly	3.15	Semi-annual	Goldman Sachs International	02/05/19	3.15	USD	1,199,450	8,832,056
5-Year Interest Rate Swap, 03/27/24	3-Month LIBOR, 2.56	Quarterly	3.10	Semi-annual	Bank of America N.A.	03/25/19	3.10	USD	961,540	5,641,817

										$17,283,964

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Russell 2000 Index	Bank of America N.A.	71,969	12/21/18	USD	1,700.00	USD	108,775	$136,741
Chevron Corp.	UBS AG	1,000,733	01/18/19	USD	125.00	USD	111,732	795,583
Exxon Mobil Corp.	UBS AG	680,375	01/18/19	USD	95.00	USD	54,212	40,823
Schlumberger Ltd.	UBS AG	984,842	01/18/19	USD	90.00	USD	50,532	24,621
Topix Index	Morgan Stanley & Co. International PLC	6,728,187	03/08/19	JPY	1,785.00	JPY	11,075,403	1,154,996
KOSPI Index	Goldman Sachs International	475,491	03/14/19	USD	302.50	USD	125,534	216,259
Russell 2000 Index	Bank of America N.A.	96,090	03/15/19	USD	1,700.00	USD	145,232	1,047,381
SPDR Gold Trust(a)	Societe Generale	860,075	03/15/19	USD	121.00	USD	99,038	1,251,409
BP PLC	UBS AG	3,055,978	06/21/19	USD	52.00	USD	132,538	1,580,368
ConocoPhillips Co.	UBS AG	1,618,420	06/21/19	USD	75.00	USD	113,128	6,635,522
Occidental Petroleum Corp.	UBS AG	1,412,186	06/21/19	USD	92.50	USD	94,715	320,849
Royal Dutch Shell PLC	UBS AG	1,744,387	06/21/19	USD	77.00	USD	110,228	788,951
SPDR Gold Trust(a)	Societe Generale	860,075	06/21/19	USD	124.00	USD	99,038	1,608,340
Suncor Energy, Inc.	UBS AG	2,053,813	06/21/19	USD	45.00	USD	68,413	1,581,313
Facebook, Inc.	UBS AG	940,558	09/20/19	USD	165.00	USD	142,767	12,856,356
Total SA	UBS AG	2,073,444	09/20/19	USD	70.00	USD	121,504	1,836,719
Topix Index	Bank of America N.A.	23,933,618	12/13/19	JPY	191.28	JPY	4,187,186	1,705,941
Topix Index	Morgan Stanley & Co. International PLC	45,588,423	12/13/19	JPY	191.28	JPY	7,975,695	3,249,386
Alphabet Inc.	JPMorgan Chase Bank N.A.	54,660	01/17/20	USD	1,225.00	USD	58,856	4,474,863
CVS Health Corp.	JPMorgan Chase Bank N.A.	404,446	01/17/20	USD	78.50	USD	29,278	2,492,669
Halliburton Co.	Citibank N.A.	1,157,618	01/17/20	USD	50.00	USD	40,146	845,061
Johnson & Johnson	Bank of America N.A.	409,953	01/17/20	USD	155.00	USD	57,389	2,121,507
Schlumberger Ltd.	UBS AG	938,223	01/17/20	USD	70.00	USD	48,140	820,945
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,251,390	03/13/20	JPY	4,756.33	JPY	5,523,635	2,537,976
Topix Index	BNP Paribas S.A.	32,495,005	03/13/20	JPY	194.04	JPY	5,685,001	2,388,631

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Topix Index	Morgan Stanley & Co. International PLC	28,885,002	04/10/20	JPY	192.04	JPY	5,053,431	$2,324,593
Euro Stoxx	Citibank N.A.	729,341	06/19/20	EUR	131.88	EUR	70,666	554,720
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,008,729	09/11/20	JPY	4,816.24	JPY	4,452,530	2,190,660
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,010,738	12/11/20	JPY	4,894.87	JPY	4,461,398	2,061,752
Euro Stoxx	Barclays Bank PLC	566,030	03/19/21	EUR	136.97	EUR	54,842	688,626
Euro Stoxx	Deutsche Bank AG	274,150	04/16/21	EUR	136.56	EUR	26,562	354,553
Euro Stoxx	UBS AG	583,778	06/18/21	EUR	134.92	EUR	56,562	731,003

								61,419,117

Put
S&P 500 Index	Morgan Stanley & Co. International PLC	286,723	12/21/18	USD	2,741.31	USD	777,518	24,761,168
S&P 500 Index	Barclays Bank PLC	163,757	01/18/19	USD	2,700.00	USD	444,066	13,485,389

								38,246,557

								$99,665,674

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Consolidated Financial Statements for details on the wholly-owned subsidiary.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
McDonald’s Corp.	142	01/18/19	USD	180.00	USD	25	$(62,125)
Amazon.com, Inc.	266	02/15/19	USD	1,780.00	USD	425	(1,655,850)
Amazon.com, Inc.	266	02/15/19	USD	1,790.00	USD	425	(1,578,045)
Amazon.com, Inc.	266	02/15/19	USD	1,800.00	USD	425	(1,481,620)

							$(4,777,640)

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 02/26/24	2.60%	Semi-annual	3-Month LIBOR, 2.56%	Quarterly	Goldman Sachs International	02/04/19	2.60%	USD	966,338	$(460,026)
10-Year Interest Rate Swap, 02/07/29	2.95	Semi-annual	3-Month LIBOR, 2.56	Quarterly	Goldman Sachs International	02/05/19	2.95	USD	1,199,450	(3,545,107)
5-Year Interest Rate Swap, 03/27/24	2.75	Semi-annual	3-Month LIBOR, 2.56	Quarterly	Bank of America N.A.	03/25/19	2.75	USD	961,540	(1,716,993)

										(5,722,126)

Put
5-Year Interest Rate Swap, 03/27/24	3-Month LIBOR, 2.56	Quarterly	3.50	Semi-annual	Bank of America N.A.	03/25/19	3.50	USD	961,540	(2,234,792)

										$(7,956,918)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Charter Communications, Inc.	Citibank N.A.	188,042	12/21/18	USD	315.00	USD	60,243	$(3,619,809)
Charter Communications, Inc.	Citibank N.A.	96,519	12/21/18	USD	305.00	USD	30,922	(2,461,234)
S&P 500 Index	Morgan Stanley & Co. International PLC	95,706	12/21/18	USD	2,965.09	USD	259,530	(253,947)
Apple, Inc.	Barclays Bank PLC	245,522	01/18/19	USD	160.00	USD	53,735	(14,890,909)
DowDuPont, Inc.	Barclays Bank PLC	543,775	01/18/19	USD	70.00	USD	29,320	(57,096)
FleetCor Technologies, Inc.	Barclays Bank PLC	123,669	01/18/19	USD	180.00	USD	24,738	(2,992,790)
Microsoft Corp.	Barclays Bank PLC	435,140	01/18/19	USD	90.00	USD	46,477	(7,865,156)
S&P 500 Index	Barclays Bank PLC	143,136	01/18/19	USD	2,950.00	USD	388,148	(1,223,813)

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
United Continental Holdings, Inc.	Deutsche Bank AG	325,526	01/18/19	USD	75.00	USD	27,836	$(4,020,246)
Apple, Inc.	Bank of America N.A.	232,055	02/15/19	USD	235.00	USD	50,788	(1,786,823)
Topix Index	Morgan Stanley & Co. International PLC	6,728,187	03/08/19	JPY	1,950.00	JPY	11,075,403	(152,567)
KOSPI Index	Goldman Sachs International	475,491	03/14/19	USD	327.50	USD	125,534	(27,157)
Russell 2000 Index	Bank of America N.A.	96,090	03/15/19	USD	1,900.00	USD	145,232	(60,056)
BP PLC	UBS AG	3,055,978	06/21/19	USD	59.00	USD	132,538	(127,984)
ConocoPhillips Co.	UBS AG	1,618,420	06/21/19	USD	85.00	USD	113,128	(2,322,433)
Occidental Petroleum Corp.	UBS AG	1,412,186	06/21/19	USD	105.00	USD	94,715	(52,491)
Royal Dutch Shell PLC	UBS AG	1,744,387	06/21/19	USD	87.50	USD	110,228	(108,658)
Suncor Energy, Inc.	UBS AG	2,053,813	06/21/19	USD	50.00	USD	68,413	(135,038)
Total SA	UBS AG	2,073,444	09/20/19	USD	75.00	USD	121,504	(711,585)
Topix Index	Bank of America N.A.	23,933,618	12/13/19	JPY	221.29	JPY	4,187,186	(602,681)
Topix Index	Morgan Stanley & Co. International PLC	45,588,423	12/13/19	JPY	221.29	JPY	7,975,695	(1,148,161)
Alphabet Inc.	JPMorgan Chase Bank N.A.	54,660	01/17/20	USD	1,350.00	USD	58,856	(2,595,261)
CVS Health Corp.	JPMorgan Chase Bank N.A.	404,446	01/17/20	USD	87.50	USD	39,052	(1,375,116)
Comcast Corp.	Citibank N.A.	1,023,924	01/17/20	USD	37.50	USD	29,278	(5,222,012)
Facebook, Inc.	UBS AG	2,256,318	01/17/20	USD	220.00	USD	342,487	(11,055,958)
Halliburton Co.	Citibank N.A.	1,157,618	01/17/20	USD	57.50	USD	40,146	(300,981)
Johnson & Johnson	Bank of America N.A.	409,953	01/17/20	USD	170.00	USD	57,389	(830,155)
Schlumberger Ltd.	UBS AG	938,223	01/17/20	USD	80.00	USD	48,140	(295,540)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,251,390	03/13/20	JPY	5,679.90	JPY	5,523,635	(772,678)
Topix Index	BNP Paribas S.A.	32,495,006	03/13/20	JPY	237.47	JPY	5,685,001	(644,706)
Topix Index	Morgan Stanley & Co. International PLC	28,885,002	04/10/20	JPY	233.87	JPY	5,053,431	(684,152)
Euro Stoxx	Citibank N.A.	729,341	06/19/20	EUR	161.62	EUR	70,666	(106,913)

								(68,504,106)

Put
Russell 2000 Index	Bank of America N.A.	59,974	12/21/18	USD	1,600.00	USD	90,645	(6,219,304)
S&P 500 Index	Morgan Stanley & Co. International PLC	286,723	12/21/18	USD	2,517.53	USD	777,518	(6,998,719)
Topix Index	Morgan Stanley & Co. International PLC	6,728,187	03/08/19	JPY	1,600.00	JPY	11,075,403	(3,425,829)
KOSPI Index	Goldman Sachs International	475,491	03/14/19	USD	270.00	USD	125,534	(7,133,018)
S&P 500 Index	Bank of America N.A.	55,252	03/15/19	USD	2,600.00	USD	149,829	(4,257,167)
Topix Index	Bank of America N.A.	23,933,618	12/13/19	JPY	156.59	JPY	4,187,186	(2,152,086)
Topix Index	Morgan Stanley & Co. International PLC	45,588,423	12/13/19	JPY	156.59	JPY	7,975,695	(4,098,900)
Alphabet Inc.	JPMorgan Chase Bank N.A.	54,660	01/17/20	USD	860.00	USD	58,856	(1,896,702)
CVS Health Corp.	JPMorgan Chase Bank N.A.	404,446	01/17/20	USD	56.00	USD	29,278	(708,286)
Facebook, Inc.	UBS AG	2,256,318	01/17/20	USD	155.00	USD	342,487	(45,690,440)
Halliburton Co.	Citibank N.A.	1,157,618	01/17/20	USD	35.00	USD	40,146	(4,948,817)
Johnson & Johnson	Bank of America N.A.	409,953	01/17/20	USD	109.00	USD	57,389	(988,171)
Schlumberger Ltd.	UBS AG	938,223	01/17/20	USD	52.50	USD	48,140	(6,074,994)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	1,251,390	03/13/20	JPY	3,832.77	JPY	5,523,635	(2,470,420)
Topix Index	BNP Paribas S.A.	32,495,006	03/13/20	JPY	155.80	JPY	5,685,001	(3,321,078)
Topix Index	Morgan Stanley & Co. International PLC	28,885,002	04/10/20	JPY	157.82	JPY	5,053,431	(3,288,474)
Euro Stoxx	Citibank N.A.	486,225	06/19/20	EUR	106.02	EUR	47,110	(11,947,930)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	672,487	09/11/20	JPY	3,820.96	JPY	2,968,358	(1,709,020)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	673,826	12/11/20	JPY	3,786.60	JPY	2,974,268	(1,874,513)
Euro Stoxx	Barclays Bank PLC	377,351	03/19/21	EUR	110.23	EUR	36,562	(11,708,342)
Euro Stoxx	Deutsche Bank AG	179,855	04/16/21	EUR	118.81	EUR	17,426	(7,112,778)
Euro Stoxx	UBS AG	384,055	06/18/21	EUR	106.38	EUR	37,211	(11,769,829)

								(149,794,817)

								$(218,298,923)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	USD	51,950	$(3,420,561)	$(3,725,360)	$304,799

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.56%	Quarterly	2.97%	Semi-annual	07/20/20	(a)	07/18/25	USD	1,080,235	$(11,180,898)	$16,414	$(11,197,312)
0.84	Annual	6-Month EURIBOR, (0.26)	Semi-annual	N/A		02/15/28	EUR	130,496	115,603	2,839	112,764
0.84	Annual	6-Month EURIBOR, (0.26)	Semi-annual	N/A		02/15/28	EUR	130,491	112,806	2,838	109,968
0.99	Annual	6-Month EURIBOR, (0.26)	Semi-annual	N/A		10/29/28	EUR	661,733	(2,246,739)	14,436	(2,261,175)
3-Month LIBOR, 2.56	Quarterly	3.20	Semi-annual	N/A		10/29/28	USD	836,125	(1,528,335)	16,042	(1,544,377)
2.99	Semi-annual	3-Month LIBOR, 2.56	Quarterly	07/20/20	(a)	07/18/50	USD	242,749	14,441,037	7,440	14,433,597

									$(286,526)	$60,009	$(346,535)

(a)	Forward swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2018	USD	30,632,938	BNP Paribas S.A.	12/21/18	USD	30,633	$4,848,850	$—	$4,848,850
Euro Stoxx Banks Net Return	EUR	46,989,566	BNP Paribas S.A	04/30/19	EUR	46,990	(366,754)	—	(366,754)
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	526,875,000	BNP Paribas S.A.	04/01/21	JPY	526,875	449,772	—	449,772
S&P 500 Index Annual Dividend Future December 2020	USD	12,569,450	Goldman Sachs International	12/18/20	USD	12,569	2,888,550	—	2,888,550
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	1,489,920,000	BNP Paribas S.A.	04/01/21	JPY	1,489,920	2,521,771	—	2,521,771
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	738,707,500	BNP Paribas S.A.	04/01/21	JPY	738,708	1,357,252	—	1,357,252
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	353,080,000	BNP Paribas S.A.	04/01/21	JPY	353,080	597,607	—	597,607
SGX Nikkei Stock Average Dividend Point Index Future December 2020	JPY	393,210,000	BNP Paribas S.A.	04/01/21	JPY	393,210	692,445	—	692,445
S&P 500 Index Annual Dividend Future December 2021	USD	15,887,988	BNP Paribas S.A.	12/17/21	USD	15,888	4,025,175	—	4,025,175
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	755,250,000	BNP Paribas S.A.	04/01/22	JPY	755,250	1,153,454	—	1,153,454
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	765,120,000	BNP Paribas S.A.	04/01/22	JPY	765,120	1,148,580	—	1,148,580
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	532,500,000	BNP Paribas S.A.	04/01/22	JPY	532,500	443,125	—	443,125
SGX Nikkei Stock Average Dividend Point Index Future December 2021	JPY	1,509,120,000	BNP Paribas S.A.	04/01/22	JPY	1,509,120	2,484,336	—	2,484,336

							$22,244,163	$—	$22,244,163

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Citibank N.A	11/22/18	$(67,607,050)	$2,718,213	(b)	$(64,866,015)	0.22%
	JPMorgan Chase Bank N.A.	11/08/18	(80,908,887)	4,739,950	(c)	(76,190,243)	0.26

			$(148,515,937)	$7,458,163		$(141,056,258)

(a)

The Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 0-230 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

ICE LIBOR USD 1 Month
United States Overnight Bank Funding Rate

(b)	Amount includes $(22,823) of net dividends and financing fees.
(c)	Amount includes $21,306 of net dividends and financing fees.

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$60,009	$(3,725,360)	$14,961,128	$(15,002,864)	$—
OTC Swaps	—	—	30,069,080	(366,754)	—
Options Written	—	—	—	—	(231,033,481)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$61,577,172	$—	$—	$—	$61,577,172
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,423,284	—	—	4,423,284
Options purchased(b)
Investments at value — unaffiliated	—	—	99,665,674	—	17,283,972	—	116,949,646
Swaps — centrally cleared
Net unrealized appreciation(a)	—	304,799	—	—	14,656,329	—	14,961,128
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	30,069,080	—	—	—	30,069,080

	$—	$304,799	$191,311,926	$4,423,284	$31,940,301	$—	$227,980,310

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$155,649	$—	$—	$—	$155,649
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	21,060,817	—	—	21,060,817
Options written
Options written at value	—	—	223,076,563	—	7,956,918	—	231,033,481
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	15,002,864	—	15,002,864
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	366,754	—	—	—	366,754

	$—	$—	$223,598,966	$21,060,817	$22,959,782	$—	$267,619,565

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended October 31, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(152,614,542)	$—	$—	$—	$(152,614,542)
Forward foreign currency exchange contracts	—	—	—	(32,141,438)	—	—	(32,141,438)
Options purchased(a)	—	—	32,185,138	(22,601,701)	(39,587,187)	—	(30,003,750)
Options written	—	—	45,232,841	11,612,643	(12,550,445)	—	44,295,039
Swaps	—	(7,475,206)	63,884,548	—	(46,831,062)	—	9,578,280

	$—	$(7,475,206)	$(11,312,015)	$(43,130,496)	$(98,968,694)	$—	$(160,886,411)

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$78,953,322	$—	$—	$—	$78,953,322
Forward foreign currency exchange contracts	—	—	—	(30,792,328)	—	—	(30,792,328)
Options purchased(b)	—	—	(75,587,124)	6,266,899	1,579,286	—	(67,740,939)
Options written	—	—	(56,925,329)	(1,373,489)	249,639	—	(58,049,179)
Swaps	—	3,720,418	(47,386,323)	—	(31,796,146)	—	(75,462,051)

	$—	$3,720,418	$(100,945,454)	$(25,898,918)	$(29,967,221)	$—	$(153,091,175)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$104,790,990
Average notional value of contracts — short	$965,140,631
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,222,065,160
Average amounts sold — in USD	$1,889,831,987
Options:
Average value of option contracts purchased	$150,003,646
Average value of option contracts written	$114,853,229
Average notional value of swaption contracts purchased	$2,238,449,772
Average notional value of swaption contracts written	$3,101,868,788
Credit default swaps:
Average notional value — buy protection	$61,256,367
Interest rate swaps:
Average notional value — pays fixed rate	$1,658,547,213
Average notional amount — receives fixed rate .	$1,743,854,114
Currency swaps:
Average notional value — pays	$230,761,807
Total return swaps:
Average notional amounts	$277,735,457

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$866,209		$24,492,725
Swaps — Centrally cleared	—		3,781,015
Forward foreign currency exchange contracts	4,423,284		21,060,817
Options	116,949,646	(a)	231,033,481
Swaps — OTC(b)	30,069,080		366,754

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$152,308,219		$280,734,792
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(866,209)		(33,051,380)

Total derivative assets and liabilities subject to an MNA	$151,442,010		$247,683,412

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$10,653,387	$(10,653,387)	$—	$—	$—
Barclays Bank PLC	14,174,015	(14,174,015)	—	—	—
BNP Paribas S.A.	22,110,998	(7,491,075)	—	(14,619,923)	—
Citibank N.A.	4,117,994	(4,117,994)	—	—	—
Deutsche Bank AG	354,553	(354,553)		—	—
Goldman Sachs International	17,364,713	(11,165,308)	—	(4,680,000)	1,519,405
JPMorgan Chase Bank N.A.	11,744,126	(11,275,272)	—	—	468,854
Morgan Stanley & Co. International PLC	39,987,501	(28,323,823)	—	(11,510,000)	153,678
Societe Generale(g)	2,859,749	—	—	(2,859,749)	—
UBS AG	28,074,974	(28,074,974)	—	—	—

	$151,442,010	$(115,630,401)	$—	$(33,669,672)	$2,141,937

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (e)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)(f)
Bank of America N.A.	$21,456,329	$(10,653,387)	$(10,802,942)	$—	$—
Barclays Bank PLC	38,932,485	(14,174,015)	(14,751,850)	—	10,006,620
BNP Paribas S.A.	7,491,075	(7,491,075)	—	—	—
Citibank N.A.	28,970,146	(4,117,994)	(19,407,355)	—	5,444,797
Deutsche Bank AG	11,133,024	(354,553)	(10,778,471)	—	—
Goldman Sachs International	11,165,308	(11,165,308)	—	—	—
JPMorgan Chase Bank N.A.	11,275,272	(11,275,272)	—	—	—
Morgan Stanley & Co. International PLC	28,323,823	(28,323,823)	—	—	—
UBS AG	88,935,950	(28,074,974)	(60,860,976)	—	—

	$247,683,412	$(115,630,401)	$(116,601,594)	$—	$15,451,417

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

(g)	Includes derivatives owned by the BlackRock Cayman Global Allocation Fund I, Ltd., a wholly-owned subsidiary of the Fund. See Note 1.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$8,277,346	$20,422,325	$28,699,671
Belgium	—	78,713,621	—	78,713,621
Brazil	207,604,853	—	—	207,604,853
Canada	407,234,877	—	—	407,234,877
China	146,875,861	307,351,654	—	454,227,515
Czech Republic	—	13,304,350	—	13,304,350
Denmark	—	26,813,730	—	26,813,730
Finland	—	2,521,042	—	2,521,042
France	61,416,331	770,238,421	—	831,654,752

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

	Level 1	Level 2	Level 3	Total
Germany	$97,731,868	$371,811,044	$—	$469,542,912
Hong Kong	—	244,776,338	—	244,776,338
India	—	372,475,480	—	372,475,480
Indonesia	—	9,406,826	—	9,406,826
Ireland	16,340,822	—	—	16,340,822
Italy	34,742,215	227,836,289	—	262,578,504
Japan	—	2,568,872,560	—	2,568,872,560
Macau	—	139,199	—	139,199
Malaysia	—	5,139,365	—	5,139,365
Mexico	712,117	—	—	712,117
Netherlands	—	324,216,380	—	324,216,380
Norway	—	697,924	—	697,924
Poland	—	981,196	—	981,196
Portugal	—	30,599,779	—	30,599,779
Singapore	—	159,672,592	—	159,672,592
South Africa	—	2,874,045	—	2,874,045
South Korea	—	215,194,352	—	215,194,352
Spain	—	106,543,203	—	106,543,203
Sweden	—	4,259,853	—	4,259,853
Switzerland	111,089,842	289,003,063	—	400,092,905
Taiwan	—	261,715,246	—	261,715,246
Thailand	35,799,898	27,875,402	—	63,675,300
Turkey	—	2,116,356	—	2,116,356
United Arab Emirates	—	152,258,863	—	152,258,863
United Kingdom	211,167,485	615,886,532	—	827,054,017
United States	11,136,363,926	11,341,029	21,538,997	11,169,243,952
Corporate Bonds	62,501,686	1,180,905,817	186,344,256	1,429,751,759
Floating Rate Loan Interests	—	74,226,964	—	74,226,964
Foreign Agency Obligations	—	967,959,533	—	967,959,533
Investment Companies	337,458,367	—	—	337,458,367
Capital Trusts	—	297,293,033	—	297,293,033
Preferred Stocks	41,312,384	2,320,935	400,330,166	443,963,485
Trust Preferreds	61,451,244	76,061,126	—	137,512,370
U.S. Treasury Obligations	—	6,608,950,229	—	6,608,950,229
Short-Term Securities
Foreign Agency Obligations	—	497,396,772	—	497,396,772
Time Deposits	—	5,640,299	—	5,640,299
U.S. Treasury Obligations		784,994,239		784,994,239
Options Purchased:
Interest Rate Contracts	—	17,283,972	—	17,283,972
Equity Contracts	—	99,665,674	—	99,665,674

Subtotal	$12,969,803,776	$17,825,611,673	$628,635,744	$31,424,051,193
Liabilities:
Investments:
Investments Sold Short	$(50,330,605)	$(62,313,638)	$—	$(112,644,243)

Total Investments	$12,919,473,171	$17,763,298,035	$628,635,744	$31,311,406,950

Investments Valued at Net Asset Value (“NAV”)(a)				74,893,844

Total				$31,386,300,794

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$304,799	$—	$304,799
Equity contracts	61,577,172	30,069,080	—	91,646,252
Foreign currency exchange contracts	—	4,423,284	—	4,423,284
Interest rate contracts	—	14,656,329	—	14,656,329
Liabilities:
Equity contracts	(4,933,289)	(218,665,677)	—	(223,598,966)
Foreign currency exchange contracts	—	(21,060,817)	—	(21,060,817)
Interest rate contracts	—	(22,959,782)	—	(22,959,782)

	$56,643,883	$(213,232,784)	$—	$(156,588,901)

(a)	As of October 31, 2018, certain of the Fund’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (continued) October 31, 2018	BlackRock Global Allocation Fund, Inc.

During the year ended October 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Preferred Stocks	Warrants	Total
Assets:
Opening Balance, as of October 31, 2017	$2,257,426	$38,940,178	$601,457,562	$213	$642,655,379
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(197,500)	—	—	(197,500)
Accrued discounts (premiums)	—	3,074,009	—	—	3,074,009
Net realized gain (loss)	—	(214,906,194)	—	—	(214,906,194)
Net change in unrealized appreciation (depreciation)(a)(b)	(17,504,975)	189,565,805	33,667,079	(213)	205,727,696
Purchases	57,208,871	174,438,499	5,049,088	—	236,696,458
Sales	—	(4,570,541)	(239,843,563)	—	(244,414,104)

Closing Balance, as of October 31, 2018	$41,961,322	$186,344,256	$400,330,166	$—	$628,635,744

Net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018(b)	$(17,504,975)	$(24,937,925)	$(7,136,594)	$—	$(49,579,494)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at October 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $21,530,288. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$20,431,500	Market	Revenue Multiple(a)	3.75x	—
			Time to Exit(a)	0.7 years	—
			Volatility(a)	38%	—
		Income	Discount Rate(b)	15%	—
Corporate Bonds	186,343,790	Income	Discount Rate(b)	15-38%	18%
Preferred Stocks (c)	400,330,166	Market	Revenue Multiple(a)	3.75x-14.00x	8.15x
			Time to Exit(b)	0.7-1.2 years	—
			Volatility(b)	38%	—
			Discount Rate(b)	20%	—

	$607,105,456

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
(c)

For the period ended October 31, 2018, the valuation technique for investments classified as preferred stocks amounting to $31,307,620 changed to a Probability-Weighted Expected Return Model (“PWERM”). The investments were previously valued utilizing Option Pricing Model (“OPM”). The change was due to consideration of liquidation preferences and exit strategy.

See notes to consolidated financial statements.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities

October 31, 2018

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $73,473,466) (cost — $27,878,127,710)	$30,879,826,711
Investments at value — affiliated (cost — $772,804,757)	619,118,326
Cash	134,769,156
Cash pledged for centrally cleared swaps	42,512,000
Foreign currency at value (cost — $8,530,639)	8,944,096
Receivables:
Investments sold	162,070,466
Options written	299,795
Securities lending income — affiliated	81,395
Capital shares sold	19,736,233
Dividends — affiliated	451,656
Dividends — unaffiliated	41,677,061
Interest — unaffiliated	43,542,021
Interest — affiliated	3,740,614
Swaps	9,333,063
Variation margin on futures contracts	866,209
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,423,284
OTC derivatives	30,069,080
Prepaid expenses	146,364

Total assets	32,001,607,530

LIABILITIES
Investments sold short at value (proceeds — $131,394,017)	112,644,243
Cash received:
Collateral — OTC derivatives	36,010,000
Collateral — centrally cleared swaps	60
Cash collateral on securities loaned at value	74,818,762
Options written at value (premiums received — $198,242,528)	231,033,481
Payables:
Investments purchased	333,008,884
Capital shares redeemed	91,371,634
Dividends on short sales	114,720
Investment advisory fees	18,705,450
Directors’ and Officer’s fees	58,016
Options written	239,753
Other accrued expenses	17,752,514
Other affiliates	96,223
Board realignment and consolidation	1,123,914
Service and distribution fees	7,337,790
Variation margin on futures contracts	24,492,725
Variation margin on centrally cleared swaps	3,781,015
Swaps	2,587,425
Unrealized depreciation on:
Forward foreign currency exchange contracts	21,060,817
OTC derivatives	366,754

Total liabilities	976,604,180

NET ASSETS	$31,025,003,350

NET ASSETS CONSIST OF
Paid-in capital	$27,406,662,932
Accumulated earnings	3,618,340,418

NET ASSETS	$31,025,003,350

NET ASSET VALUE
Institutional — Based on net assets of $12,963,106,226 and 689,341,065 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.81

Investor A — Based on net assets of $10,547,463,691 and 564,593,770 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.68

Investor C — Based on net assets of $5,402,163,370 and 321,171,491 shares outstanding, 2 billion shares authorized, $0.10 par value	$16.82

Class K — Based on net assets of $1,326,617,408 and 70,563,051 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.80

Class R — Based on net assets of $785,652,655 and 44,206,289 shares outstanding, 2 billion shares authorized, $0.10 par value	$17.77

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	27

Consolidated Statement of Operations

Year Ended October 31, 2018

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$463,815
Dividends — unaffiliated	464,280,071
Interest — affiliated	3,740,614
Interest — unaffiliated	359,104,147
Securities lending income — affiliated — net	1,662,005
Foreign taxes withheld	(25,945,333)

Total investment income	803,305,319

EXPENSES
Accounting services	4,299,826
Custodian	4,631,493
Investment advisory	271,559,258
Miscellaneous	742,651
Directors and Officer	423,298
Printing	389,154
Professional	2,460,712
Board realignment and consolidation	1,123,914
Registration	344,528
Service and distribution — class specific	101,230,109
Transfer agent — class specific	31,085,605

Total expenses excluding dividend expense and fees	418,290,548
Dividends expense — unaffiliated	1,558,705
Stock loan fees	55,124

Total expenses	419,904,377
Less:
Fees waived and/or reimbursed by the Manager	(25,272,906)
Fees paid indirectly	(56,637)

Total expenses after fees waived and/or reimbursed and paid indirectly	394,574,834

Net investment income	408,730,485

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,487,013,721
Investments — affiliated	(36,250,423)
Futures contracts	(152,614,542)
Forward foreign currency exchange contracts	(32,141,438)
Foreign currency transactions	18,707,158
Options written	44,295,039
Capital gain distributions from investment companies — affiliated	74
Swaps	9,578,280
Short sales	3,852,560

1,342,440,429

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (including $15,223,197 foreign capital gain tax)	(2,646,370,859)
Investments — affiliated	(7,116,850)
Futures contracts	78,953,322
Forward foreign currency exchange contracts	(30,792,328)
Foreign currency translations	283,985
Options written	(58,049,179)
Swaps	(75,462,051)
Short sales	18,749,774

(2,719,804,186)

Net realized and unrealized loss	(1,377,363,757)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(968,633,272)

See notes to consolidated financial statements.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Year Ended October 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$408,730,485	$380,072,758
Net realized gain	1,342,440,429	1,655,629,332
Net change in unrealized appreciation (depreciation)	(2,719,804,186)	2,785,523,211

Net increase (decrease) in net assets resulting from operations	(968,633,272)	4,821,225,301

DISTRIBUTIONS(a)(b)
Institutional	(791,109,150)	(348,742,374)
Investor A	(596,739,777)	(233,405,013)
Investor B	(92,993)	(395,344)
Investor C	(330,973,431)	(122,023,140)
Class K	(68,176,312)	(14,978,632)
Class R	(47,519,768)	(17,581,548)

Decrease in net assets resulting from distributions to shareholders	(1,834,611,431)	(737,126,051)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(5,095,841,995)	(7,554,010,477)

NET ASSETS(b)
Total decrease in net assets	(7,899,086,698)	(3,469,911,227)
Beginning of year	38,924,090,048	42,394,001,275

End of year	$31,025,003,350	$38,924,090,048

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to note 12 for this prior year information.

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	29

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.
	Institutional
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$20.39		$18.43		$19.88		$21.77		$21.95

Net investment income(a)	0.28		0.25		0.25		0.26		0.35
Net realized and unrealized gain (loss)	(0.84)		2.12		(0.05)		(0.22)		0.77

Net increase (decrease) from investment operations	(0.56)		2.37		0.20		0.04		1.12

Distributions(b)
From net investment income	(0.32)		(0.26)		(0.15)		(0.45)		(0.33)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(1.02)		(0.41)		(1.65)		(1.93)		(1.30)

Net asset value, end of year	$18.81		$20.39		$18.43		$19.88	(c)	$21.77

Total Return(d)
Based on net asset value	(2.94)%		13.10%		1.34%		0.31	%(c)	5.35%

Ratios to Average Net Assets
Total expenses	0.87	%(e)	0.90	%(e)	0.88	%(e)	0.87%		0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.80	%(e)	0.82	%(e)	0.80	%(e)	0.78%		0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.79	%(e)	0.80	%(e)	0.79	%(e)	0.78%		0.78%

Net investment income	1.43	%(e)	1.28	%(e)	1.39	%(e)	1.28%		1.60%

Supplemental Data
Net assets, end of year (000)	$12,963,106		$16,164,754		$16,122,793		$20,210,226		$22,075,330

Portfolio turnover rate(f)	154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor A
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$20.26		$18.29		$19.76		$21.65		$21.83

Net investment income(a)	0.23		0.19		0.20		0.21		0.29
Net realized and unrealized gain (loss)	(0.85)		2.11		(0.04)		(0.23)		0.77

Net increase (decrease) from investment operations	(0.62)		2.30		0.16		(0.02)		1.06

Distributions(b)
From net investment income	(0.26)		(0.18)		(0.13)		(0.39)		(0.27)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(0.96)		(0.33)		(1.63)		(1.87)		(1.24)

Net asset value, end of year	$18.68		$20.26		$18.29		$19.76	(c)	$21.65

Total Return(d)
Based on net asset value	(3.24)%		12.77%		1.08%		0.02	%(c)	5.10%

Ratios to Average Net Assets
Total expenses	1.14	%(e)	1.18	%(e)	1.15	%(e)	1.14%		1.13%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.07	%(e)	1.10	%(e)	1.08	%(e)	1.05%		1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.07	%(e)	1.07	%(e)	1.07	%(e)	1.05%		1.04%

Net investment income	1.14	%(e)	1.00	%(e)	1.10	%(e)	1.01%		1.33%

Supplemental Data
Net assets, end of year (000)	$10,547,464		$12,809,356		$13,447,603		$16,016,234		$17,792,885

Portfolio turnover rate(f)	154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	31

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Investor C
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$18.33		$16.57		$18.11		$20.00		$20.27

Net investment income(a)	0.07		0.04		0.06		0.05		0.12
Net realized and unrealized gain (loss)	(0.76)		1.91		(0.04)		(0.21)		0.71

Net increase (decrease) from investment operations	(0.69)		1.95		0.02		(0.16)		0.83

Distributions(b)
From net investment income	(0.12)		(0.04)		(0.06)		(0.25)		(0.13)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(0.82)		(0.19)		(1.56)		(1.73)		(1.10)

Net asset value, end of year	$16.82		$18.33		$16.57		$18.11	(c)	$20.00

Total Return(d)
Based on net asset value	(3.95)%		11.92%		0.36%		(0.73	)%(c)	4.29%

Ratios to Average Net Assets
Total expenses	1.88	%(e)	1.92	%(e)	1.89	%(e)	1.88%		1.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.81	%(e)	1.84	%(e)	1.82	%(e)	1.79%		1.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.81	%(e)	1.82	%(e)	1.82	%(e)	1.79%		1.79%

Net investment income	0.38	%(e)	0.27	%(e)	0.37	%(e)	0.27%		0.59%

Supplemental Data
Net assets, end of year (000)	$5,402,163		$7,545,249		$11,029,706		$14,085,089		$15,976,240

Portfolio turnover rate(f)	154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class K
	Year Ended October 31,				Period from 06/08/16 (a) to 10/31/16
	2018		2017
Net asset value, beginning of period	$20.39		$18.44		$18.23

Net investment income(b)	0.30		0.27		0.08
Net realized and unrealized gain (loss)	(0.85)		2.12		0.13

Net increase (decrease) from investment operations	(0.55)		2.39		0.21

Distributions(c)
From net investment income	(0.34)		(0.29)		—
From net realized gain	(0.70)		(0.15)		—

Total distributions	(1.04)		(0.44)		—

Net asset value, end of period	$18.80		$20.39		$18.44

Total Return(d)
Based on net asset value	(2.91)%		13.20%		1.15	%(e)

Ratios to Average Net Assets
Total expenses	0.80	%(f)	0.82	%(f)	0.79	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.73	%(f)	0.74	%(f)	0.71	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.72	%(f)	0.72	%(f)	0.71	%(f)(g)

Net investment income	1.53	%(f)	1.39	%(f)	1.06	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$1,326,617		$1,341,925		$604,611

Portfolio turnover rate(h)	154%		110%		131	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period Ended October 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Period Ended October 31,
	2018	2017	2016
Portfolio turnover rate (excluding MDRs)	154%	110%	131%

(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	33

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)
	Class R
	Year Ended October 31,
	2018		2017		2016		2015		2014
Net asset value, beginning of year	$19.32		$17.46		$18.96		$20.86		$21.08

Net investment income(a)	0.15		0.13		0.14		0.13		0.21
Net realized and unrealized gain (loss)	(0.80)		2.01		(0.04)		(0.22)		0.74

Net increase (decrease) from investment operations	(0.65)		2.14		0.10		(0.09)		0.95

Distributions(b)
From net investment income	(0.20)		(0.13)		(0.10)		(0.33)		(0.20)
From net realized gain	(0.70)		(0.15)		(1.50)		(1.48)		(0.97)

Total distributions	(0.90)		(0.28)		(1.60)		(1.81)		(1.17)

Net asset value, end of year	$17.77		$19.32		$17.46		$18.96	(c)	$20.86

Total Return(d)
Based on net asset value	(3.56)%		12.42%		0.79%		(0.37	)%(c)	4.73%

Ratios to Average Net Assets
Total expenses	1.47	%(e)	1.50	%(e)	1.47	%(e)	1.48%		1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40	%(e)	1.42	%(e)	1.39	%(e)	1.40%		1.38%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.39	%(e)	1.40	%(e)	1.39	%(e)	1.40%		1.38%

Net investment income	0.81	%(e)	0.68	%(e)	0.79	%(e)	0.67%		0.99%

Supplemental Data
Net assets, end of year (000)	$785,653		$1,060,273		$1,131,647		$1,186,678		$1,269,833

Portfolio turnover rate(f)	154%		110%		131%		84%		75%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended October 31,
	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%

(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended October 31,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding MDRs)	154%	110%	131%	82%	75%

See notes to consolidated financial statements.

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and available only to certain employer-sponsored retirement plans. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $415,885,925 which is 1.3% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (continued)

or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2018, certain investments of the Fund were valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities,

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Short Sale Transactions: In short sale transaction, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (continued)

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$4,028,941	$(4,028,941)	$—
Credit Suisse Securities (USA) LLC	38,529,572	(38,529,572)	—
Deutsche Bank Securities, Inc.	5,854,424	(5,854,424)	—
National Financial Services	1,247,232	(1,247,232)	—
Goldman Sachs & Co.	3,299,559	(3,299,559)	—
JP Morgan Securities LLC	20,509,007	(20,509,007)	—
Morgan Stanley & Co. LLC	4,731	(4,731)	—

	$73,473,466	$(73,473,466)	$—

(a)

Cash collateral with a value of $74,818,762 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Notes to Consolidated Financial Statements  (continued)

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which include the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B (a)	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.75	0.25

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended October 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B (a)	Investor C	Class R	Total
$30,020,913	$3,842	$66,494,738	$4,710,616	$101,230,109

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended October 31, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Total
$216,675	$5,753	$81	$222,509

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended October 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$38,051	$187,734	$107,277	$3,764	$5,308	$342,134

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	43

Notes to Consolidated Financial Statements  (continued)

For the year ended October 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
$11,428,547	$12,046,224	$691	$5,962,002	$23,348	$1,624,793	$31,085,605

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

Other Fees: For the year ended October 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $256,864.

For the year ended October 31, 2018, affiliates received CDSCs as follows:

Institutional	Investor A	Investor B (a)	Investor C	Total
$2	$84,994	$29	$166,442	$251,467

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its management fees payable by the Fund as a percentage of through February 28, 2019, so that such fee is reduced as a percentage of average daily net assets of the Fund as follows:

First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69
$15 Billion — $20 Billion	0.68
$20 Billion — $25 Billion	0.67
$25 Billion — $30 Billion	0.65
$30 Billion — $40 Billion	0.63
$40 Billion — $60 Billion	0.62
$60 Billion — $80 Billion	0.61
Greater than $80 Billion	0.60

This contractual waiver may be terminated upon 90 days’ notice by a majority of the directors of the Fund who are not “interested persons” of the Fund as defined in the 1940 Act the “Independent Directors” or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2018, the Manager waived $22,949,481, pursuant to this agreement which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

During the year ended October 31, 2018, the Manager reimbursed the Fund $108,172 for certain operating expenses which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended October 31, 2018, the Manager waived $22,146.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended October 31, 2018, the Fund waived $2,193,107 in investment advisory fees pursuant to these arrangements.

For the year ended October 31, 2018, the Fund reimbursed the Manager $402,425 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended October 31, 2018, the Fund paid BIM $368,363 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended October 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended October 31, 2018, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$10,785,564	$26,370,651	$(181,526)

7.	PURCHASES AND SALES

For the year ended October 31, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$18,817,756,119	$24,992,762,654
U.S. Government Securities	32,311,531,659	31,379,892,235

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to income recognized from wholly owned subsidiary and the use of equalization were reclassified to the following accounts:

Paid-in capital	$226,267,975
Accumulated earnings	$(226,267,975)

The tax character of distributions paid was as follows:

	10/31/18	10/31/17
Ordinary income	$1,015,754,483	$393,498,865
Long-term capital gains(a)	1,067,349,608	501,867,110

	$2,083,104,091	$895,365,975

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	45

Notes to Consolidated Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$1,227,680,917
Net unrealized gains(a)	2,390,659,501

$3,618,340,418

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements the classification of investments, the timing and recognition of partnership income and the investment in a wholly owned subsidiary.

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$28,957,342,900

Gross unrealized appreciation	$4,316,953,317
Gross unrealized depreciation	(1,765,639,036)

Net unrealized appreciation	$2,551,314,281

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended October 31, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (continued)

financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 10/31/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	106,242,749	$2,116,868,649	201,044,432	$3,870,155,574
Shares issued in reinvestment of distributions	36,778,283	725,403,374	17,345,735	319,335,255
Shares redeemed	(246,444,915)	(4,883,899,283)	(300,404,285)	(5,767,287,773)

Net decrease	(103,423,883)	$(2,041,627,260)	(82,014,118)	$(1,577,796,944)

Investor A
Shares sold and automatic conversion of shares	56,320,224	$1,112,340,696	122,059,376	$2,370,161,566
Shares issued in reinvestment of distributions	28,312,618	555,355,917	12,020,911	219,022,298
Shares redeemed	(152,236,410)	(3,004,278,199)	(237,165,293)	(4,540,701,435)

Net decrease	(67,603,568)	$(1,336,581,586)	(103,085,006)	$(1,951,517,571)

Investor B(a)
Shares sold	1,138	$22,428	10,782	$200,009
Shares issued in reinvestment of distributions	4,787	91,289	20,992	373,456
Shares redeemed and automatic conversion of shares	(135,022)	(2,592,411)	(3,157,422)	(58,100,281)

Net decrease	(129,097)	$(2,478,694)	(3,125,648)	$(57,526,816)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	47

Notes to Consolidated Financial Statements  (continued)

	Year Ended 10/31/18		Year Ended 10/31/17
	Shares	Amount	Shares	Amount
Investor C
Shares sold	12,697,810	$226,769,559	16,858,128	$292,411,789
Shares issued in reinvestment of distributions	17,841,428	316,149,765	6,886,593	114,248,755
Shares redeemed	(120,932,098)	(2,151,887,381)	(277,935,505)	(4,834,568,055)

Net decrease	(90,392,860)	$(1,608,968,057)	(254,190,784)	$(4,427,907,511)

Class K
Shares sold	26,227,314	$520,379,790	43,430,054	$850,443,402
Shares issued in reinvestment of distributions	2,884,369	56,858,218	782,469	14,478,283
Shares redeemed	(24,364,006)	(482,570,822)	(11,185,907)	(221,810,674)

Net increase	4,747,677	$94,667,186	33,026,616	$643,111,011

Class R
Shares sold	5,302,958	$99,784,045	8,135,005	$148,613,616
Shares issued in reinvestment of distributions	2,540,669	47,478,359	1,008,140	17,561,793
Shares redeemed	(18,516,622)	(348,115,988)	(19,075,815)	(348,548,055)

Net decrease	(10,672,995)	$(200,853,584)	(9,932,670)	$(182,372,646)

Total Net Decrease	(267,474,726)	$(5,095,841,995)	(419,321,610)	$(7,554,010,477)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted into Investor A Shares.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Consolidated Statement of Assets and Liabilities, Consolidated Statements of Changes in Net Assets and Notes to the Consolidated Financial Statements.

Prior year distribution information and undistributed net investment income in the Consolidated Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended October 31, 2017 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$(220,641,771)	$(128,100,603)
Investor A	(127,032,734)	(106,372,279)
Investor B	—	(395,344)
Investor C	(27,597,872)	(94,425,268)
Class K	(10,107,399)	(4,871,233)
Class R	(8,119,089)	(9,462,459)

Undistributed net investment income as of October 31, 2017 is $19,713,998.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Global Allocation Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. (the “Fund”), including the consolidated schedule of investments, as of October 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 21, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2018.

Payable Date	12/20/17	07/20/18
Qualified Dividend Income for Individuals(a)	52.80%	100%
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)	59.93	59.93
Federal Obligation Interest(b)	7.68	7.68
Interest-Related Dividends for Non-US Residents and Qualified Short-Term Capital Gains(c )	70.06	36.83

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.426792 per share to shareholders of record on December 18, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	49

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Global Allocation Fund, Inc. (the “Fund”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, second and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period. The Board noted the risk profile of the Fund over the one-, three-, and five-year periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	51

Disclosure of Investment Advisory Agreement  (continued)

numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund previously had an advisory fee arrangement that included voluntary breakpoints, in the form of an advisory fee waiver that adjusted the fee rate downward as the size of the Fund increased above certain contractually specified levels. The Board also noted that BlackRock proposed, and the Board agreed to, converting the advisory fee waiver from voluntary to contractual. The conversion was implemented on June 12, 2017.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting) of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Director (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings
(car rental); Montpelier
Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging);
WABCO (commercial vehicle safety systems);

DIRECTOR AND OFFICER INFORMATION	53

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting) of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John F. O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming, since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	32 RICs consisting of 95 Portfolios	None

Interested Directors (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companie (“RICs”) Consisting of Investment Portfolios (“Portfolio”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 309 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also a board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Directors to take office on January 1, 2019. The newly-elected Directors include seven current Directors and eight individuals who currently serve as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who will serve as Directors effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Further information about the Fund’s Directors and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	55

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts
CME	Chicago Mercantile Exchange
CVA	Certificaten Van Aandelen (Dutch Certificate)
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
MSCI	Morgan Stanley Capital International
NVDR	Non-voting Depository Receipts
OTC	Over-the-Counter
PCL	Public Company Limited
REIT	Real Estate Investment Trust
S&P	S&P Global Ratings
SPDR	Standard & Poor’s Depository Receipts

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	57

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-10/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$98,226	$99,399	$0	$0	$25,400	$21,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Advisor” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affilliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$25,400	$21,200

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date:	January 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date:	January 4, 2019